As filed with the Securities and Exchange Commission on October 30, 2000


                                              1940 Act Registration No. 811-9035
                                                     1933 Act File No. 333-65225

                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                      FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 /   /
      Pre-Effective Amendment No.   -----                               / X /
      Post-Effective Amendment No.  --2--                               / X /
                                         and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         / X /
     Amendment No.  3
                   ---

                          (Check appropriate box or boxes)

                                  The Barrett Funds
                                  -----------------
                 (Exact Name of Registrant as Specified in Charter)

                     565 Fifth Avenue, New York, New York  10017
                     -------------------------------------------
                 (Address of Principal Executive Offices) (Zip Code)

                                   (212) 983-5080
                                   --------------
                 Registrant's Telephone Number, Including Area Code

            Robert E. Harvey, 565 Fifth Avenue, New York, New York  10017
            -------------------------------------------------------------
                       (Name and Address of Agent for Service)

                       Please send copies of communications to
                               Michael P. O'Hare, Esq.
                        Stradley, Ronon, Stevens & Young, LLP
                              2600 One Commerce Square
                             Philadelphia, PA 19103-7098

It is proposed that this filing will become effective (check appropriate box)

     -X- immediately upon filing pursuant to paragraph (b) --- on (date) pursuant to paragraph (b)
     --- 60 days after filing pursuant to paragraph (a)(1) --- on (date) pursuant to paragraph (a)(1)
     --- 75 days after filing pursuant to paragraph (a)(2) --- on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

     --- This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                              BARRETT GROWTH FUND

                            PURCHASING HIGH QUALITY
                          GROWTH STOCKS AT REASONABLE
                   PRICES FOR LONG-TERM CAPITAL APPRECIATION

                                   PROSPECTUS

                                OCTOBER 30, 2000

                               THE BARRETT FUNDS
                     C/O FIRSTAR MUTUAL FUND SERVICES, LLC
                            615 EAST MICHIGAN STREET
                              MILWAUKEE, WI  53202
                                 (877) 363-6333

Shares of the Barrett Growth Fund are sold on a no-load basis through investment advisors, consultants, financial planners, brokers, dealers and other investment professionals. Shares are available for IRAs and retirement plans.

AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES AND DOES NOT GUARANTEE THE ACCURACY OR COMPLETENESS OF THIS PROSPECTUS. IT IS A CRIMINAL OFFENSE TO SUGGEST OTHERWISE.

                               TABLE OF CONTENTS

                                                                  Page
                                                                  ----
       Investment Goal and Philosophy .........................
       Investment Process .....................................
       Principal Risks of Investing in the Fund ...............
       Fund Performance .......................................
       Fees and Expenses ......................................
       Investment Advisor and Portfolio Management Team .......
       Advisor's Investment Performance .......................
       Additional Information About the Fund's
       Investments...........................................
       Purchasing Shares ......................................
       Selling Shares .........................................
       Account Options ........................................
       Retirement Investing ...................................
       Account Instructions ...................................
       Marketing and Distribution .............................
       Distributions and Taxation .............................
       Financial Highlights ...................................


                         INVESTMENT GOAL AND PHILOSPHY


The Barrett Growth Fund seeks to achieve long-term capital appreciation and to maximize after-tax returns. The Fund takes a conservative approach to growth stock investing that emphasizes "Growth at a Reasonable Price." The Fund invests in common stocks of high-quality companies that the investment advisor believes have superior growth potential and whose stocks can be purchased at reasonable prices. The Fund has a long-term investment outlook. The Fund generally undertakes a "buy and hold" strategy in order to reduce turnover and maximize after-tax returns.


                               INVESTMENT PROCESS


The Fund invests primarily in a diversified portfolio of common stocks of large and mid-sized U.S. companies selected by the Fund's investment advisor, Barrett Associates, Inc., which was founded in 1937. The advisor performs comprehensive, independent research designed to identify companies with proven products and performance, strong fundamental financial characteristics and attractive growth prospects. The advisor seeks companies that dominate their markets and benefit from technological advantages, economies of scale or other factors that limit the ability of competitors to enter the same markets. The advisor also prefers companies with superior management and insider ownership, and its portfolio managers frequently meet with the management of companies as part of the investment process.


The investment advisor selects companies for investment by the Fund which it believes will experience earnings growth in excess of 12% per year or at least 50% higher than the average growth rate of companies in the same industry in the Standard & Poor's 500 Stock Index. The portfolio management team also evaluates the fundamental financial characteristics of companies to identify companies with strong cash flow combined with low or manageable debt burdens. The advisor believes that such companies are able to sustain attractive growth rates, or grow through acquisitions or investment in research and development.


Once high quality growth companies are identified, the advisor uses financial statements and fundamental analysis to identify companies whose stocks can be purchased at reasonable prices. The Fund generally seeks to avoid investment in companies whose price-to-earnings ratios are significantly in excess of their growth rates. The advisor believes that avoiding such overpriced stocks reduces risk and increases the likelihood that the Fund will be able to achieve its goal of capital appreciation. On an ongoing basis, the advisor analyzes the global economic and financial outlook in order to anticipate and respond to changing business, economic and political trends that may affect the Fund's existing and prospective investments. See ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS on page 8.


                    PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risk of investing in the Fund is that common stock prices are subject to market, economic and business risks that will cause their prices to fluctuate over time. While common stocks have historically been a leading choice of long-term investors, stock prices may decline over short or even extended periods. Therefore, the value of your investment in the Fund may go up and down and you could lose money. In addition, the Fund's investment success depends on the skill of the investment advisor in evaluating, selecting and monitoring the Fund's assets. If the advisor's conclusions about growth rates or stock values are incorrect, the Fund may not perform as anticipated.

To the extent that the Fund invests in foreign companies, its investments may involve political, economic or currency risks not ordinarily associated with U.S. securities. The Fund may use certain techniques involving a form of leverage, which could have the effect of magnifying the Fund's gains or losses, or could result in increased volatility of the Fund's share price. In order to limit such risks, the Fund limits the percentage of its assets that can be exposed to such leveraging techniques.

                                FUND PERFORMANCE


These performance figures are provided in order to give some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance and an index of funds with similar investment objectives. In addition to the information in this section, you may also review the investment advisor's prior performance record in the section entitled ADVISOR'S INVESTMENT PERFORMANCE on page 7. Please note that past performance is not necessarily an indication of how the Fund will perform in the future.


                  ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1999

                         1999                       30.92%


The Barrett Growth Fund's performance for        Best Quarter:   Q4 1999  27.55%
calendar year 2000 through September 30, 2000    Worst Quarter:  Q3 1999  -4.11%
was 4.38%



             AVERAGE ANNUAL TOTAL RETURN AS OF SEPTEMBER 30, 2000

                                                       SINCE INCEPTION
                                            1 YEAR         12/29/98
                                            ------      --------------

Barrett Growth Fund                         33.14%         20.92%
Standard & Poor's 500 Composite
  Stock Price Index1<F1>                    13.28%         10.65%
Lipper Large Cap Growth Fund Index2<F2>     22.34%         16.07%



1<F1> The Standard & Poor's  500 Composite  Stock Price  Index  (the "S&P  500
      Index") is a capitalization weighted index of five hundred large capitalization stocks which is designed to measure broad domestic securities markets. The performance of the S&P 500 Index reflects the reinvestment of dividends and capital gains but does not reflect the deduction of any investment management fees.



2<F2> The  Lipper  Large  Cap  Growth  Fund   Index  is  an   equally-weighted
      performance index, adjusted for capital gains distributions and income dividends, of the 30 largest mutual funds within the Growth Funds category, as reported by Lipper Analytical Services, Inc.


                               FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

                         SHAREHOLDER TRANSACTION FEES
                  (FEES PAID DIRECTLY FROM YOUR  INVESTMENT)

Maximum Sales Charge on Purchases                           None
Sales Charge on Reinvested Dividends                        None
Redemption Fees                                             None*<F3>
Exchange Fees                                               None

*<F3> Currently, there is a $12.00 fee assessed by the Custodian if you choose to redeem shares by a bank wire transfer. These fees are subject to change.

                         ANNUAL FUND OPERATING EXPENSES
                 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Advisory Fees                                               1.00%
Distribution and Service (12b-1) Fees                       0.25%
Other Expenses                                              1.56%
                                                            -----
Annual Fund Operating Expenses                              2.81%
Less Advisor's Fee Waiver/Assumption of Expenses1<F4>       1.56%
                                                            -----
ACTUAL TOTAL ANNUAL FUND OPERATING EXPENSES                 1.25%



1<F4> Barrett Associates has contractually agreed through October 31, 2001 to waive its advisory fees and/or assume as its own expense certain expenses otherwise payable by the Fund to the extent necessary to ensure that Actual Total Annual Fund Operating Expenses do not exceed 1.25% of average daily net assets.



The following Expense Example shows the expenses that you could pay over time and will help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Expense Example assumes that you invest $10,000 in the Fund and that you earn a 5% annual return, with no change in Fund expense levels. The $10,000 and 5% figures are required by SEC rules to aid in comparisons between funds. Because actual return and expenses will be different, the Expense Example is for comparison only.


                                EXPENSE EXAMPLE

      ONE YEAR          THREE YEARS          FIVE YEARS          TEN YEARS


        $127             $723*<F5>          $1,346*<F5>         $3,025*<F5>



*<F5> Please note that only the first year in the Three Years, Five Years and Ten Years examples reflects the effect of the advisor's contractual fee waiver. The amounts for the second through tenth years assume that no fee waiver was continued. If the fee waiver was continued, the Three Years, Five Years and Ten Years expense example amounts would be $397, $686 and $1,511, respectively.


                INVESTMENT ADVISOR AND PORTFOLIO MANAGEMENT TEAM


Barrett Associates, Inc. serves as the investment advisor for the Fund and is responsible for managing the investment of the Fund's portfolio of securities. As investment advisor, the firm identifies companies for investment, determines when securities should be purchased or sold by the Fund and selects brokers or dealers to execute transactions for the Fund's portfolio.



Barrett Associates was founded in 1937 and currently manages approximately $2 billion of client assets, of which approximately $1.7 billion is invested in equity securities. The firm has approximately 500 client relationships, including families, individuals, foundations and other organizations or entities. Many of the client relationships are in their third generation. The Fund was organized in order to provide investors with a cost-efficient opportunity to invest according to Barrett Associates' long-term equity investing philosophy of "Growth at a Reasonable Price," without being required to maintain a large account balance.



The Fund pays Barrett Associates a monthly investment advisory fee at the annual rate of 1.00% of the Fund's average daily net assets. However, Barrett Associates has contractually agreed through October 31, 2001 to waive all or a portion of the advisory fee, or to assume as its own expense certain expenses otherwise payable by the Fund in order to limit the Fund's total annual operating expenses to 1.25%. After October 31, 2001, Barrett Associates may determine to continue to control Fund operating expenses under a contractual or voluntary arrangement, or it may end the arrangement. When the Fund's assets grow to a point where fee waivers are no longer necessary, Barrett Associates may seek to recoup amounts it waived. Barrett Associates shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived.


Barrett Associates uses a team approach for security selection and decision making. The ten members of the portfolio management team, which is led by the firm's Director of Research, Robert J. Voccola, average over twenty years of investment management experience per person and have a significant ownership interest in the firm. The following are the names and backgrounds of the portfolio managers.

  JOHN D. BARRETT, II

  Chairman and Chief Executive Officer

  A graduate of Yale University, Mr. Barrett received his M.B.A. from New York University, and has over thirty years experience in investment research and management. Mr. Barrett became a controlling stockholder of Barrett Associates in 1970. Prior to joining Barrett Associates, he was a partner at Clark, Dodge & Co. Mr. Barrett is responsible for portfolio management and firm policy as well as for servicing many client relationships. Mr. Barrett also serves as a Director of various Morgan Stanley mutual funds.

  ROBERT E. HARVEY, C.F.A.

  President and Chief Operating Officer

  Mr. Harvey graduated from Bowdoin College, received an M.B.A. from the University of Virginia and has over twenty-four years of investment experience. From 1976 until 1991 he served as an officer and a Managing Director at Scudder, Stevens and Clark where he was the portfolio manager for the Scudder Growth and Income Fund and the AARP Growth and Income Fund. Mr. Harvey served as Director of U.S. Equities at Bessemer Trust from 1991 until 1993. Mr. Harvey joined Barrett Associates in
  1994, and is currently responsible for firm management, portfolio management, new services and marketing. Mr. Harvey is a stockholder and Director of The Ashforth Company, which is a controlling stockholder of Barrett Associates.

  JAMES R. RUTHERFORD

  Vice Chairman

  Mr. Rutherford graduated from Miami University of Ohio and pursued graduate studies at New York University. He has over thirty years experience in investment research and management. Prior to joining Barrett in 1973, Mr. Rutherford was a Portfolio Manager at Manufacturers Hanover Trust and at Clark, Dodge & Co. Mr. Rutherford serves as a portfolio manager and analyst and specializes in research concerning the financial services, basic industry and consumer products sectors.

  ROBERT J. VOCCOLA, C.F.A.

  Director of Research and Managing Director

  A graduate of Lehigh University, Mr. Voccola received an M.B.A. from Columbia University Graduate School of Business, and has over thirty years of investment experience. Prior to joining Barrett Associates in 1987, Mr. Voccola was a Securities Analyst at Clark, Dodge & Co. and Director of Individual Account Management at Bernstein Macauley. Mr. Voccola is Barrett Associates' Director of Research, and a portfolio manager and analyst specializing in the areas of technology, telecommunications and information services.

  LARRY W. SEIBERT, C.F.A.

  Managing Director

  Mr. Seibert is a graduate of Columbia University and received his M.B.A. from New York University. Prior to joining Barrett Associates, Mr. Seibert served from 1990 to 1998 as a Technology Analyst and Portfolio Manager at Avatar Associates, Inc., where he co-managed $3.3 billion of the firm's private client and institutional assets. Mr. Seibert began his career as an auditor at KPMG Peat Marwick in 1984, and later was a financial analyst at Goldman Sachs. Mr. Seibert is a portfolio manager and a member of Barrett Associates' research team, specializing in technology, internet/new media and telecommunications companies.

  HENRY A. COLLINS


  Advisory Managing Director



  Mr. Collins graduated from Brown University and has over thirty years of investment experience. He was Director of Research at Clark, Dodge & Co. and later served as Senior Vice President, Director of Research, and a member of the Board of Directors of Kidder Peabody. Mr. Collins joined Barrett Associates in 1990 and is responsible for securities research in the technology and telecommunications sectors.


  PETER H. SHRIVER, C.F.A.

  Managing Director

  Mr. Shriver joined Barrett Associates in 1989 and provides portfolio management and securities research in the healthcare, consumer products & services, information services, financial and international sectors. Immediately prior to joining Barrett Associates, Mr. Shriver served as a Securities Analyst at Peter B. Cannell and Co. and was a Mergers and
  Acquisition Specialist at Henry Ansbacher from 1986 until 1989. Mr. Shriver is a graduate of Drake University and received his M.B.A. from New York University.

  LESLIE J. LAMMERS, C.F.A.

  Managing Director


  Ms. Lammers served as a Private Banker, Team Head and Product Manager at J.P. Morgan, Inc. from 1979 until 1992, after which she served as Vice President and Portfolio Manager at Scudder, Stevens and Clark, supervising $250 million of assets for individuals. Prior to joining J.P. Morgan, she was a software database designer at Intel Corporation. Ms. Lammers joined Barrett Associates in 1997 and specializes in portfolio management and research relating to telecommunications, the internet/new media and retailing. She graduated from the University of Texas with a degree in Business Administration.


  JANIS M. INSCHO, C.F.A.

  Managing Director

  Ms. Inscho is a graduate of Emory University and received her M.B.A. from Georgia State University. Prior to joining Barrett Associates, Ms. Inscho was Director and Chief Investment Officer of the Private Client Group of Lazard Asset Management, a division of Lazard Freres & Co. At Lazard she managed over 100 client relationships representing approximately $1.2 billion in assets. Previously, Ms. Inscho was a Senior Vice President at Warburg, Pincus Counselors. Ms. Inscho is a portfolio manager and a member of the Barrett Associates research team, focusing primarily in the healthcare sector.

  CHRISTINA A. BATER, C.F.P.

  Associate Managing Director

  Ms. Bater joined Barrett Associates in 1984 after graduating from the University of Buffalo. She served as a Portfolio Administrator, Trader and Client Service Specialist until 1992, at which time she assumed securities research responsibilities. Ms. Bater is currently responsible for portfolio management, as well as research of companies in the energy, retailing and distribution, internet/new media and basic industry sectors.

                        ADVISOR'S INVESTMENT PERFORMANCE

The tables below show the annual returns and long-term performance record established by Barrett Associates while managing client accounts according to the same investment goal and strategies as those used for the Fund. PLEASE NOTE THAT THE PERFORMANCE RESULTS SHOWN ARE THOSE OF THE INVESTMENT ADVISOR AND NOT THE INVESTMENT RESULTS OF THE FUND. The results are not intended to
    ---
predict or suggest the return to be experienced by the Fund or the return an individual investor might achieve by investing in the Fund.


The Fund's results may be different from the composite performance figures shown because of, among other things, differences in fees and expenses. The composite performance figures reflect the deduction of all advisory fees and trading costs, but do not reflect custody fees, which are paid by clients directly. The overall expenses of the advisor's client accounts are generally lower than those experienced by Fund shareholders and, therefore, the performance of the Fund would generally be lower. The Fund's results may also be different because private accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds by the Investment Company Act of 1940 or the Internal Revenue Code which, if applicable, could have adversely affected the performance of the client accounts.


                BARRETT ASSOCIATES EQUITY GROWTH COMPOSITE1<F6>

                    1991                               39.0%
                    1992                                2.9%
                    1993                                0.2%
                    1994                                0.7%
                    1995                               34.9%
                    1996                               31.3%
                    1997                               31.4%
                    1998                               26.7%
                    1999                               30.8%
                    For the 9 months ended 9/30/00      1.7%


1<F6> The Barrett Associates Equity Growth Composite is an unaudited composite made up of all fully discretionary "equity growth" accounts of $300,000 or more, reflects the reinvestment of all capital gains and dividends and also reflects the deduction of all investment management and brokerage fees. All figures are total return and the composite is equal weighted by account. Individual account performance is calculated on the average capital base. This methodology means that each change in capital for an account during the time period (monthly) is multiplied by the ratio of days remaining to the total days in the time period. The sum of the average changes in capital is then added to the beginning market value to give the average capital base for the time period. This methodology differs from the standard SEC method that is used to calculate returns for mutual funds.



             AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30, 2000

                                                                                                       SINCE
                                                                                                INCEPTION
                                                    1 YEAR        3 YEARS       5 YEARS         ON 12/31/92
                                                    ------        -------       -------         -----------
Barrett Associates Equity Growth Composite          22.57%         19.83%        24.66%           19.40%
S&P 500 Index1<F16>                                 13.28%         16.44%        21.69%           19.05%
Lipper Large Cap Growth Fund Index2<F17>            22.34%         17.98%        20.26%           17.93%



1<F16> The S&P 500 Index is a capitalization weighted index of five hundred large capitalization stocks which is designed to measure broad domestic securities markets. The performance of the S&P 500 Index reflects the reinvestment of dividends and capital gains but does not reflect the deduction of any management fees.
2<F17> The Lipper Large Cap Growth Fund Index is an equally-weighted performance index, adjusted for capital gains distributions and income dividends, of the 30 largest mutual funds within the Growth Funds category, as reported by Lipper Analytical Services, Inc.


              ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS


The Fund's investment objective is long-term capital appreciation and the maximization of after-tax returns. This objective may be changed or modified in the future by action of the Fund's Board of Trustees without shareholder approval. However, shareholders would receive advance written notice of any such change.


TYPES OF INVESTMENTS. The Fund invests primarily in common stocks of large and mid-sized U.S. companies, as well as securities of companies that operate globally, provided their shares are traded on U.S. stock exchanges. It may also purchase securities with an equity component such as preferred stock, warrants, rights or other securities that are convertible into or exchangeable for shares of common stock. The Fund may invest up to 25% of its net assets in foreign investments, and will normally make such investments through the purchase of American Depository Receipts (ADRs). ADRs are receipts issued by U.S. banks or trust companies representing ownership interests of securities issued by foreign companies.

From time to time, the Fund may purchase options, futures contracts or other instruments (such as depository receipts) which relate to a particular stock index. These investments allow the Fund to quickly invest excess cash in order to gain exposure to the markets until the Fund can purchase individual stocks. For example, the Fund may purchase Standard & Poor's Depository Receipts(R), which are receipts representing an ownership interest in a portfolio of the stocks that make up the S&P 500 Index.


The Fund normally intends to remain substantially invested in common stocks and other equity securities. However, the Fund may invest in high quality money market instruments during times when excess cash is generated or when cash is held pending investment in suitable growth stocks. Such money market investments include short-term obligations of the U.S. Government, its agencies or instrumentalities, bank obligations, commercial paper, repurchase agreements or money market mutual funds. Tax-exempt money market instruments may be used to minimize the taxable income generated from cash management investing. The Fund has authority to invest up to 100% of its assets in such short-term money market instruments for temporary or defensive purposes in response to extreme or adverse market, economic or other conditions. Under these circumstances, the Fund may be unable to pursue its investment goal of capital appreciation.


STOCK SELECTION PROCESS. The investment advisor identifies stocks for investment using its own research and analysis techniques, and supplements its internal research with the research and analysis of major U.S. investment and brokerage firms. When analyzing a company's growth prospects, the advisor considers the growth in a company's market share and unit sales, as well as growth in overall revenues and earnings per share. The investment advisor uses a proprietary database containing detailed financial information of over 6,000 companies to analyze comparative growth rates, and looks for companies that are growing substantially faster than their peers in the same industries. The advisor also analyzes the fundamental financial strength of such companies, as evidenced by their debt burden or ability to generate excess cash, in order to determine whether the company's growth rate can be sustained over time.

Once the Fund identifies a high quality growth company, it seeks to purchase the company's stock at reasonable prices. Using fundamental financial statement analysis, the advisor compares a company's price-to-earnings ratio with its growth rate, in order to evaluate the price of the stock relative to its future earnings. The advisor generally seeks companies with price-to-earnings multiples as low as one times the company's growth rate. When deciding between two high quality growth companies, the advisor will normally choose the company which has a lower ratio of price-to-earnings compared to its growth rate. This approach is designed to allow the Fund to pay a lower price for the future earnings stream of one company versus another company with a similar earnings stream. The Fund may purchase stocks with higher price-to-earnings ratios relative to their growth rates if market conditions reflect generally higher stock prices. The Fund seeks to reduce its exposure to risk by avoiding very small companies (less than $1 billion market capitalization), companies which have no current earnings and companies that carry excessive debt burdens.

The Fund has a long-term investment outlook. It generally undertakes a "buy and hold" strategy to reduce portfolio turnover and maximize after-tax returns.
When the advisor anticipates that individual stocks will be sold, it attempts to manage the liquidation process to take advantage of longer holding periods for favorable capital gains tax rates in order to optimize after-tax return to Fund shareholders.

                               PURCHASING SHARES


You may purchase shares of the Fund without any sales charge through an investment advisor, financial planner, broker, dealer or other investment professional. Shares are also available through "fund supermarkets" or similar programs which offer access to a broad array of mutual funds. A completed application must be submitted to the Fund, along with payment of the purchase price by check or wire. The Fund reserves the right to reject any purchase order or to suspend the offering of its shares. Please note that purchase instructions, mailing addresses and telephone numbers are set forth in the ACCOUNT INSTRUCTIONS chart included on page 13 of this Prospectus as well as in the Fund's Shareholder Application. Please call toll-free 877-363-6333 with any questions.


MINIMUM INVESTMENTS. The minimum initial investment is $2,500 and additional investments must total at least $1,000. The minimum initial investment for qualified retirement accounts is $1,000 ($500 for Education IRAs) and there is no minimum for subsequent investments. The Fund may also change or waive its policies concerning minimum investment amounts at any time.

PURCHASE PRICE.  You may buy shares at the Fund's net asset value per share
(NAV), which is calculated as of the close of the New York Stock Exchange (usually 4:00 P.M. eastern time) every day the exchange is open. Your order
                                 ------------------------------
will be priced at the next NAV calculated after your order is accepted by the
                      --------            ----------------
Fund. The Fund has certain limited arrangements which permit third parties to accept orders on the Fund's behalf, so that investors can receive the NAV next calculated after the order is accepted by the third party.


The NAV is determined by dividing the value of the Fund's portfolio securities, cash and other assets, minus all expenses and liabilities, by the number of shares outstanding. The Fund's securities are valued each day at their market value, which usually means the last quoted sale price on the security's principal exchange on that day. If market quotations are not readily available, securities will be priced at their fair value as determined in good faith by, or under procedures adopted by, the Board of Trustees. The Fund may use independent pricing services to assist in calculating the NAV.


IN-KIND PURCHASES. The Fund may permit investors to purchase shares by transferring securities to the Fund that meet the Fund's investment objective and policies. Securities transferred to the Fund will be valued in the same way that securities in the Fund's portfolio are valued for purposes of calculating its NAV. In-kind purchases generally are taxable transactions to investors.

                                 SELLING SHARES


You may sell your shares at any time. The sale price will be the next NAV calculated after your order is accepted by the Fund's transfer agent, or by certain third parties who are authorized to accept redemption requests on the Fund's behalf. No fees are imposed by the Fund when shares are sold. Please note that selling instructions, mailing addresses and telephone numbers are set forth in the ACCOUNT INSTRUCTIONS chart on page 13 of this Prospectus as well as in the Fund's Shareholder Application. Please call toll-free 877-363-6333 with any questions.



HOW TO SELL. You may sell your shares by giving instructions to the Fund's transfer agent by mail or by telephone. In order to sell by telephone, you will need to elect the telephone redemption option on the Shareholder Application. The Fund will use reasonable procedures to confirm that instructions communicated by telephone are genuine and, if the procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions. During times of drastic economic or market changes, the telephone redemption privilege may be difficult to implement and the Fund reserves the right to suspend this privilege.


Certain written requests to sell shares require a signature guarantee. For example, a signature guarantee may be required if you sell a large amount of shares, if your address of record on the account application has been changed within the last 30 days, or if you ask that the proceeds be sent to a different person or address. A signature guarantee is used to help protect you and the Fund from fraud. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. Please call the Fund to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays.


SALE PROCEEDS. The Fund is responsible for processing requests to sell shares on a timely basis. Checks are normally mailed or proceeds are wired on the next day after receipt and acceptance of selling instructions (if received before the close of regular trading on the NYSE). In no event will proceeds be mailed or wired later than 7 days following such receipt and acceptance (or earlier if required by applicable law). If the shares being sold have recently been purchased by check, the Fund reserves the right not to make the sale proceeds available until it reasonably believes that the check has been collected. This process could take up to 10 business days.


Sale proceeds may be wired to your predesignated bank account at any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Alternatively, proceeds may be mailed to your bank or to your account address of record if the address has been established for a minimum of 60 days.

GENERAL POLICIES. The Fund also reserves the right to make a "redemption in-kind" if the amount you are redeeming is large enough to affect Fund operations or if the redemption would otherwise disrupt the Fund. For example, the Fund may redeem shares in-kind if the amount represents more than 1% of the Fund's assets. When the Fund makes a "redemption in-kind" it pays the redeeming shareholder in portfolio securities rather than cash. A redemption in-kind is a taxable transaction to the redeeming shareholder. In addition, if your account balance falls below $1,000, the Fund may request that you increase your balance. If it is still below $1,000 after 60 days, the Fund may automatically close your account and send you the proceeds.

                                ACCOUNT OPTIONS


AUTOMATIC INVESTMENT PLAN: Shareholders who wish to make regular additional investments (monthly, bimonthly, quarterly or yearly) in amounts of $50 or more to an existing Fund account may do so through the Fund's Automatic Investment Plan. Under this Plan, your designated bank or other financial institution debits a preauthorized amount from your checking account on a business day of your choosing and applies the amount to the purchase of Fund shares. The Fund can accommodate up to four investments per month as long as there are seven days between investments. The Fund does not charge a fee for participating in the Automatic Investment Plan. However, Firstar will charge a $25 service fee against your Fund account for any purchase under this Plan that does not clear due to insufficient funds or, if prior to notifying the Fund or Firstar in writing or by telephone of your intention to terminate your participation in this Plan, you close your bank account or in any manner prevent withdrawal of funds from your designated bank account. To use this service, you must authorize the transfer of funds by completing the Automatic Investment Plan Application, which may be obtained from the Fund. The Fund reserves the right to suspend, modify or terminate the Automatic Investment Plan without notice.


EXCHANGE PRIVILEGES: You may exchange all or a portion of your shares in the Fund for shares of either the Firstar Money Market Fund or the Firstar Tax-Exempt Money Market Fund. The shareholders of these funds may also exchange into the Fund. Once the Fund receives and accepts an exchange request, the purchase or redemption of shares will be effected at the Fund's next determined NAV.

SYSTEMATIC WITHDRAWAL PLAN: Shareholders may elect to participate in the Fund's Systematic Withdrawal Plan. By making this election, you can arrange for automatic withdrawals from your Fund account into a pre-authorized bank account according to the schedule you select which may be on a monthly basis or in certain designated months. The Fund does not charge a fee for participating in the Systematic Withdrawal Plan. The Systematic Withdrawal option may be in any amount you select, subject to a $100 minimum. To begin distributions, a shareholder must have a Fund account valued at $10,000 or more. Normally, shareholders should not make automatic investments in a Fund at the same time they are receiving systematic withdrawals from that Fund because such shareholders could realize capital gains on the systematic withdrawals from that Fund while they are automatically investing in that Fund. The Systematic Withdrawal Plan may be terminated at any time by written notice.


PLEASE CALL THE FUND TOLL FREE AT 1-877-363-6333 REGARDING ANY OF THESE ACCOUNT OPTIONS. PLEASE SEE THE CHART ON PAGE13 FOR ADDITIONAL ACCOUNT INSTRUCTIONS.


                              RETIREMENT INVESTING

You may purchase Fund shares for use in all types of tax-deferred qualified retirement plans such as Individual Retirement Accounts (IRAs), employer-sponsored retirement plans (including 401(k) Plans), and tax-sheltered custodial accounts described in Section 403(b) of the Internal Revenue Code.
Distributions of net investment income and capital gains will be automatically reinvested in the Fund through such plans or accounts. Special applications are required for certain of these plans or accounts, which can be obtained by calling the Fund. The following is a brief description of the retirement investing options.

INDIVIDUAL RETIREMENT ACCOUNTS (IRAS): If you are not an active participant (and, if a joint return is filed, your spouse is not an active participant) in an employer-sponsored retirement plan, or if you have an adjusted gross income within certain specified limits, you are eligible to make a deductible contribution to an IRA account. If you are not eligible for deductible contributions, you may still make nondeductible IRA contributions. Distributions from qualified retirement plans may be rolled over into an IRA account holding Fund shares. You can continue to defer Federal income taxes on your IRA account, your rollover contribution, and on any income that is earned on that contribution.


Firstar Bank, N. A. makes its services as an IRA Custodian available for each shareholder account that is established as an IRA. For these services, Firstar receives an annual fee of $12.50 per account (maximum $25.00 per social security number), which is paid directly to Firstar by the IRA shareholder. If the annual fee is not paid by the date due, shares of the Fund owned by the shareholder in the IRA account will be automatically sold to pay the annual fee. Firstar may, in its discretion, hold any initial contribution uninvested until the expiration of the seven-day revocation period. Firstar does not anticipate that it will exercise its discretion but reserves the right to do so.


TRADITIONAL IRA: In a Traditional IRA, amounts contributed to the IRA may be tax deductible at the time of contribution depending on your income and whether you are an "active participant" in an employer-sponsored retirement plan. Amounts invested are permitted to grow tax-free until they are distributed, and then distributions will be taxed except to the extent that the distribution represents a return of your own contributions for which you did not claim a deduction. If you take distributions before age 59-1/2, or fail to begin taking distributions after age 70-1/2 , you may experience adverse tax consequences.

ROTH IRA: In a Roth IRA, amounts contributed to the IRA are not tax deductible at the time of contribution. Amounts invested are permitted to grow tax-free and distributions from the IRA are not subject to tax if you have held the IRA for certain minimum periods of time (generally, until age 59-1/2).

EDUCATION IRA:  In an Education  IRA, nondeductible contributions of up to  $500
per year per child are  permitted to grow tax-free.   Distributions used to  pay
for post-secondary educational expenses are not subject to tax.

SIMPLIFIED EMPLOYEE PENSION PLAN (SEP): A special IRA program is available for employers under which the employers may establish IRA accounts for their employees in lieu of establishing tax qualified retirement plans. Known as SEP-IRA's, they free the employer of many of the recordkeeping requirements of establishing and maintaining a tax qualified retirement plan trust.

SIMPLE IRA: An IRA may also be used in connection with a SIMPLE Plan established by employers (or by a self-employed individual). Under a SIMPLE Plan, you may elect to have your employer make salary reduction contributions on your behalf, and the employer must either match those contributions or make non-elective contributions for all eligible participants whether or not they are making salary reduction contributions. A number of special rules apply to SIMPLE Plans, including the following: (1) a SIMPLE Plan generally is available only to employers with no more than 100 employees; (2) contributions must be made on behalf of all employees of the employer (other than bargaining unit employees) who satisfy certain minimum participation requirements; (3) contributions are made to a special SIMPLE IRA that is separate and apart from the other IRAs of employees; (4) the distribution penalty tax (if otherwise applicable) is increased to 25% on withdrawals during the first two years of participation in a SIMPLE IRA; and (5) amounts withdrawn during the first two years of participation may be rolled over tax-free only into another SIMPLE IRA (and not to a Traditional IRA or to a Roth IRA).

403(B) PLANS: The Fund's shares are also available for use by schools, hospitals, and certain other tax-exempt organizations or associations who wish to use shares of the Fund as a funding medium for a retirement plan for their employees. Contributions are made to the 403(b) Plan as a reduction to the employee's regular compensation. Such contributions, to the extent they do not exceed applicable limitations (including a generally applicable limitation of $10,000 per year), are excludable from the gross income of the employee for Federal Income tax purposes.

401(K) PLANS AND OTHER QUALIFIED PENSION OR PROFIT-SHARING PLANS: The Fund's shares may be used for investment by either self-employed individuals (sole proprietorships and partnerships) or corporations who wish to use shares of the Fund as a funding medium for retirement plans qualified under the Internal Revenue Code. Such plans often allow employees to make elective tax-deferred contributions out of their salaries, which may be matched by their employers up to certain percentages based on the employee's pre-contribution earned income. In addition to such contributions, or in lieu thereof, the employer may make non-elective contributions for employees whether or not they are making elective contributions. Please contact the Fund for information about establishing a 401(k) Plan for your company using the Barrett Growth Fund together with Firstar Funds as investment options.

                              ACCOUNT INSTRUCTIONS

TO OPEN AN ACCOUNT         TO ADD TO AN ACCOUNT        TO SELL SHARES
------------------         --------------------        --------------

Regular Account            Regular Account             All requests to sell
Minimum:  $2,500           Minimum:  $1,000            shares from IRA
Retirement Account         Retirement Account          accounts must be in
Minimum:  $1,000           Minimum:  None              writing.

IN WRITING                 IN WRITING                  IN WRITING
----------                 ----------                  ---------
Complete the               Complete the detachable     Write a letter of
application.               investment slip from        instruction that
                           your account statement,     includes:
                           or if the slip is not       - your name(s)and
                           available, include a          signature(s)
                           note specifying the         - your account number
                           Fund's name, your           - the Fund name
                           account number and the      - the dollar amount you
                           name on the account.          want to sell
                                                       Proceeds will be send
                                                       to the address of
                                                       record unless
                                                       specified in the
                                                       letter and accompanied
                                                       by a signature
                                                       guarantee.

Mail your application      Mail the slip, along        Mail your letter to:
along with your            with your check* made
check*<F7> made payable    payable to "Barrett
to "Barrett Growth Fund"   Growth Fund" to:
to:

Firstar Mutual Fund        Firstar Mutual Fund         Firstar Mutual Fund
Services, LLC              Services, LLC               Services, LLC
Third Floor                Third Floor                 Third Floor
615 E. Michigan Street     615 E. Michigan Street      615 E. Michigan Street
Milwaukee, Wisconsin 53202 Milwaukee, Wisconsin 53202  Milwaukee, Wisconsin
                                                       53202

BY TELEPHONE**<F8>         BY TELEPHONE**<F8>          BY-TELEPHONE**<F8>
------------------         ------------------          ------------------
If-your-bank-is-a-member   If you have not already     When you are ready to
of Automated Clearing      completed the portion of    sell shares, call
House (ACH), your account  the Shareholder             1-877-363-6333 and
can be set up with the     Application related to      select how you would
ACH feature.  Complete     telephone purchases, call   like to receive the
the portion on the         1-877-363-6333 to obtain    proceeds:
Shareholder Application    an application.  After
related to telephone       the request is completed,   - Mail check to the
purchases.                 call to request the           address of record
                           amount to be transferred    - Wire funds to a
                           to your account.              domestic financial
                                                         institution
                                                       - Mail to a previously
                                                         designated alternate
                                                         address
                                                       - Electronically transfe
                                                         the funds via ACH

BY WIRE                    BY WIRE                     BY WIRE
-------                    -------                     -------
To obtain instructions     To obtain instructions      Be sure the Fund has
for Federal Funds wire     for Federal Funds wire      your bank account
purchases for the Fund,    purchases for the Funds,    information on file.
please call Firstar at     please call Firstar at      Proceeds will be wired
1-877-363-6333.            1-877-363-6333.             to your bank.  There is
                                                       a $12.00 wire fee
                                                       charged for this
                                                       service.


AUTOMATICALLY              AUTOMATICALLY               AUTOMATICALLY
-------------              -------------               -------------
AUTOMATIC INVESTMENT -     FOR ALL SERVICES - Call     SYSTEMATIC WITHDRAWAL
Indicate on your           us to request a form to     PLAN - Call us to
application which          add any automatic           request a form to add
automatic service(s) you   investing service.          the plan.  Complete the
want.  Complete and        Complete and return the     form, specifying the
return your application    forms along with any        amount and frequency of
with your investment.      other required materials.   withdrawals you would
                                                       like.  You must own
                                                       shares in an open
                                                       account valued at
                                                       $10,000 when you first
                                                       authorize the
                                                       systematic withdrawal
                                                       plan.


*<F7> All checks should be in U.S. Dollars and drawn on U.S. banks. If your check is returned for any reason, you may be charged for any resulting fees or losses. Third-party checks will not be accepted.


**<F8> Unless you  have instructed us otherwise, only one account owner needs to call in redemption requests. All telephone calls are recorded for your protection and reasonable procedures are taken to verify the identity of the caller (such as providing your account number and taxpayer identification number). If such measures are followed to ensure against unauthorized transactions, neither the Fund, the Advisor, the Transfer Agent nor the Distributor will be responsible for any losses. Written confirmation will be provided for all purchase, exchange and redemption transactions initiated by the telephone. The Fund reserves the right to refuse a request to sell shares by wire or telephone if it is believed advisable to do so. Procedures for selling shares of the Fund by wire or telephone may be modified or terminated at any time.


                           MARKETING AND DISTRIBUTION

The Fund's shares are offered through financial supermarkets and retirement plans, investment advisors and consultants, financial planners, brokers, dealers and other investment professionals. The Fund's principal (i.e., primary) underwriter and national distributor is T.O. Richardson Securities, Inc. The shares are offered and sold without any sales charges imposed by the Fund or its Distributor. Investment professionals who offer the Fund's shares are generally paid separately by their individual clients. If you invest through a third party, the policies and fees may be different than those described in this Prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.


The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under this Plan, the Fund will reimburse the Distributor or others for amounts spent in connection with the sales and distribution of its shares or for shareholder servicing activities.
Distribution activities include the preparation, printing and mailing of prospectuses, shareholder reports and sales materials for marketing purposes, marketing activities, advertising and payments to brokers or others who sell shares of the Fund. Shareholder servicing activities include ongoing maintenance and service of shareholder accounts for the Fund, responding to inquiries regarding shareholder accounts and acting as agent or intermediary between shareholders and the Fund or its service providers. The maximum amount that the Fund may pay is 0.25% per year of the average daily net assets of the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The Fund currently expects that the fees of the Plan will primarily be used to compensate the Distributor and mutual fund supermarkets or retirement plan recordkeepers for their activities on behalf of the Fund and its shareholders.



Firstar Mutual Fund Services, LLC serves as the administrator, transfer agent, and dividend disbursing agent for the Fund. The Fund may also compensate other parties who provide transfer agency services in addition to those provided by Firstar Mutual Fund Services, LLC. Firstar Bank, N.A. serves as the custodian for the Fund.



                        DISTRIBUTIONS AND TAXATION


The Fund will distribute substantially all of the net investment income and net capital gain that it has realized on the sale of securities. These income and gain distributions will generally be paid once each year, on or before December 31st. Distributions will automatically be reinvested in additional shares of the Fund, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV.


Distributions made by the Fund are taxable to most investors (unless the investment is through an IRA or qualified retirement plan or account), whether received in cash or additional shares. Income dividends and short-term capital gains are taxed as ordinary income. Long-term capital gains are taxed as such, regardless of how long you own your shares of the Fund. The tax status of distributions made to you, whether ordinary income or long-term capital gain, will be detailed in your annual tax statement from the Fund, which you will receive in January. Distributions declared in December, but paid in January are taxable as if they were paid in December. If the Fund distributes unrealized gains soon after you purchase shares, a portion of your investment may be returned to you as a taxable distribution.



By law, the Fund must withhold 31% of your taxable distributions and redemption proceeds if you do not provide your correct certified social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs the Fund to do so.



A sale of Fund shares is a taxable event and may result in a capital gain or loss to you if you are subject to tax. For tax purposes, an exchange of Fund shares for shares of either the Firstar Money Market Fund or the Firstar Tax-Exempt Money Market Fund is the same as a sale. Non-U.S. investors may be subject to U.S. withholding and estate tax. In addition, distributions from the Fund or gains from the sale or exchange of Fund shares may be subject to state or local taxes.


BECAUSE EVERYONE'S TAX SITUATION IS UNIQUE, ALWAYS CONSULT YOUR TAX PROFESSIONAL ABOUT FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES.


                           FINANCIAL HIGHLIGHTS



The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal year ended June 30, 2000. Certain information reflects financial results for a single fund share. The Total Return in the table represents the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report to Shareholders which is available upon request.



Per share data for a share of beneficial interest outstanding for the entire period 2and selected information for the period are as follows:

                                                              DECEMBER 29,
                                              YEAR ENDED    19981<F9> THROUGH
                                             JUNE 30, 2000    JUNE 30, 1999
                                             -------------    -------------
NET ASSET VALUE
   Beginning of Period                           $10.94          $10.00

OPERATIONS
   Net investment loss2<F10>                      (0.03)          (0.01)
   Net realized and unrealized
     gains on securities                           3.40            0.95
                                                 ------          ------
        Total from operations                      3.37            0.94
                                                 ------          ------

LESS DISTRIBUTIONS
   Distributions from capital gains               (0.25)             --
                                                 ------          ------
                                                  (0.25)             --
                                                 ------          ------

NET ASSET VALUE
   End of year                                   $14.06          $10.94
                                                 ------          ------
                                                 ------          ------

Total Return                                      30.92%          9.40%3<F11>

Net assets at end of period (000s omitted)       $21,440         $9,752

RATIO OF EXPENSES TO AVERAGE NET ASSETS
   Before expense reimbursement                    2.81%          5.22%4<F12>
   After expense reimbursement                     1.25%          1.44%4<F12>

RATIO OF NET INVESTMENT LOSS TO
  AVERAGE NET ASSETS
   Before expense reimbursement                   (1.85%)       (4.02)%4<F12>
   After expense reimbursement                    (0.29%)       (0.24)%4<F12>

   Portfolio turnover rate                           35%            30%


1<F9>   Commencement of operations.
2<F10> Net investment income (loss) per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to-tax differences.
3<F11>  Not annualized.
4<F12>  Annualized.

BARRETT GROWTH FUND
c/o Firstar Mutual Fund Services, LLC
615 East Michigan Avenue
Milwaukee, WI 53202
(877) 363-6333

                              INVESTMENT ADVISOR
                           Barrett Associates, Inc.
                               565 Fifth Avenue
                              New York, NY 10017

                                  DISTRIBUTOR
                       T.O. Richardson Securities, Inc.
                              2 Bridgewater Road
                         Farmington, Connecticut 06032

                       ADMINISTRATOR, FUND ACCOUNTANT &
                                TRANSFER AGENT
                       Firstar Mutual Fund Services, LLC
                           615 East Michigan Street
                              Milwaukee, WI 53202


                                   CUSTODIAN
                              Firstar Bank, N.A.
                               425 Walnut Street
                             Cincinnati, OH  45202


                                 LEGAL COUNSEL
                     Stradley, Ronon, Stevens & Young, LLP
                           2600 One Commerce Square
                            Philadelphia, PA 19103

                                   AUDITORS
                                   KPMG LLP
                             303 East Wacker Drive
                               Chicago, IL 60601

                             ADDITIONAL INFORMATION


A Statement of Additional Information (SAI) contains additional information about the Fund and is incorporated by reference into this Prospectus. The Fund's annual and semi-annual reports to shareholders contain additional information about the Fund's investments. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.



You may obtain a free copy of these documents by calling or writing the Fund as shown above. You also may call the toll-free number shown above to request other information about the Fund and to make other shareholder inquiries. In addition, you may review and copy the SAI and other information about the Fund by visiting the Securities and Exchange Commission's Public Reference Room in Washington, DC or by visiting the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information also may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the Commission, Washington, DC 20549-0102 or by electronic request at publicinfo@sec.gov. You may call the Commission at 202-942-8090 for information about the operation of the public reference room.


                              BARRETT GROWTH FUND

                               THE BARRETT FUNDS
                                565 Fifth Avenue
                              New York, NY  10017
                                 (877) 363-6333

                      STATEMENT OF ADDITIONAL INFORMATION
                             Dated October 30, 2000

     This Statement of Additional Information (SAI) relates to the Barrett Growth Fund which is a series of The Barrett Funds, a registered open-end management investment company commonly known as a mutual fund. This SAI is not a Prospectus and should be read in conjunction with the Prospectus for the Fund dated October 30, 2000. The Prospectus may be obtained by writing or calling the Fund at the address and number shown above.

                               TABLE OF CONTENTS

GENERAL INFORMATION                                                         4

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS                         4

 CONVERTIBLE SECURITIES                                                     4
 WARRANTS AND RIGHTS                                                        5
 ILLIQUID SECURITIES                                                        5
 RULE 144A SECURITIES                                                       5
 WHEN ISSUED, DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS           6
 AMERICAN DEPOSITORY RECEIPTS                                               6
 U.S. GOVERNMENT SECURITIES                                                 6
 BANK OBLIGATIONS                                                           7
 LOANS OF PORTFOLIO SECURITIES                                              7
 REPURCHASE AGREEMENTS                                                      7
 REVERSE REPURCHASE AGREEMENTS                                              8
 BORROWING                                                                  8
 FUTURES                                                                    9
 OPTIONS                                                                   10
 INDEX OPTIONS                                                             12
 RISKS OF OPTIONS                                                          13
 OTHER INVESTMENTS                                                         14

INVESTMENT RESTRICTIONS                                                    14

ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES                           15

 PURCHASING SHARES                                                         15
 SELLING SHARES                                                            16

MANAGEMENT OF THE TRUST                                                    18

 TRUSTEES AND OFFICERS                                                     18
 COMPENSATION OF TRUSTEES                                                  20
 PRINCIPAL SHAREHOLDERS                                                    21

INVESTMENT ADVISOR AND MANAGEMENT AGREEMENT                                22

CODE OF ETHICS                                                             23

SERVICE AGREEMENTS                                                         23

 ADMINISTRATOR                                                             23
 FUND ACCOUNTING                                                           24
 TRANSFER AGENT                                                            24
 CUSTODIAN                                                                 25
 DISTRIBUTOR                                                               25
 DISTRIBUTION PLAN                                                         26
 INDEPENDENT ACCOUNTANTS                                                   26

PORTFOLIO TRANSACTIONS AND TURNOVER                                        26

SHARES OF BENEFICIAL INTEREST                                              28

DIVIDENDS                                                                  28

ADDITIONAL INFORMATION ON DISTRIBUTIONS AND TAXES                          28

 DISTRIBUTIONS                                                             28
 TAXES                                                                     29

INVESTMENT PERFORMANCE                                                     31

 YIELD INFORMATION                                                         31
 TOTAL RETURN PERFORMANCE                                                  32

FINANCIAL STATEMENTS                                                       33


                              GENERAL INFORMATION

     The Barrett Growth Fund (the "Fund") is a series of The Barrett Funds, a business trust organized in the state of Delaware on September 30, 1998 (the "Trust"). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), which is authorized to issue multiple series and classes of shares. Each series represents interests in a separate portfolio of investments. The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $0.001. The Barrett Growth Fund is the first and only series of the Trust and is classified as a "diversified" series as that term is defined in the 1940 Act.

              ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

     The Fund's investment objective is long-term capital appreciation and the maximization of after-tax returns. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stocks of large and mid-sized growth companies. The Fund's investment objective is not fundamental, and therefore may be changed in the future by action of the Board of Trustees of the Trust. Shareholders would not be asked to vote on any change in the investment objective, but would receive ample advance written notice of any such change.

     The Fund's Prospectus outlines the principal investment strategies of the Fund. The following discussion of investment techniques and instruments supplements and should be read in conjunction with the investment information set forth in the Fund's Prospectus, and includes some information about strategies that are not considered to be principal investment strategies. The investment practices described below, except for the discussion of certain investment restrictions, are not fundamental and may be changed by the Board of Trustees without the approval of the shareholders. In seeking to meet the investment objective of the Fund, the Fund's investment advisor, Barrett Associates, Inc. (the "Advisor"), may cause the Fund to invest in any type of security whose characteristics are consistent with the Fund's investment objective. The securities in which the Fund may invest include those described below.

CONVERTIBLE SECURITIES


     Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible security to some extent varies inversely with interest rates. While providing a fixed-income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock. To obtain such a higher yield, the Fund may be required to pay for a convertible security an amount in excess of the value of the underlying common stock. Common stock acquired by the Fund upon conversion of a convertible security will generally be held for as long as the Advisor anticipates such stock will provide the Fund with opportunities which are consistent with the Fund's investment objective and policies.


WARRANTS AND RIGHTS


     The Fund may invest in warrants; however, not more than 10% of the Fund's total assets (at the time of purchase) will be invested in warrants other than warrants acquired in units or attached to other securities. Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security that may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities. Rights represent a preemptive right to purchase additional shares of stock at the time of new issuance, before stock is offered to the general public, so that the stockholder can retain the same ownership percentage after the offering.


ILLIQUID SECURITIES

     The Fund may invest up to 15% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities are considered to include generally, among other things, certain written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests and other securities whose disposition is restricted under the federal securities laws. The Fund's illiquid investments may include privately placed securities which are not registered for sale under the Securities Act of 1933, as amended (the "1933 Act").

RULE 144A SECURITIES


     The Fund may invest in securities that are restricted as to resale, but which are regularly traded among qualified institutional buyers because they are exempt under Rule 144A from the registration requirements of the 1933 Act. The Board of Trustees of the Trust has instructed the Advisor to consider the following factors in determining the liquidity of a security purchased under Rule 144A: () the frequency of trades and trading volume for the security; () whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; and () whether at least two dealers are making a market in the security (the method of soliciting offers and the mechanics of transfer). Although having delegated the day-to-day functions, the Board of Trustees will continue to monitor and periodically review the Advisor's selection of Rule 144A securities, as well as the Advisor's determinations as to their liquidity. Investing in securities under Rule 144A could affect the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. After the purchase of a security under Rule 144A, the Board of Trustees and the Advisor will continue to monitor the liquidity of that security to ensure that the Fund has no more than 15% of its net assets in illiquid securities.


WHEN ISSUED, DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS

     The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Fund will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

     Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its Custodian cash or liquid highgrade debt securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

AMERICAN DEPOSITORY RECEIPTS

     The Fund may make foreign investments through the purchase and sale of sponsored or unsponsored American Depository Receipts ("ADRs"). ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. The Fund may purchase ADRs whether they are "sponsored" or "unsponsored." "Sponsored" ADRs are issued jointly by the issuer of the underlying security and a depository, whereas "unsponsored" ADRs are issued without participation of the issuer of the deposited security. Holders of unsponsored ADRs generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored ADR. ADRs may result in a withholding tax by the foreign country of source which will have the effect of reducing the income distributable to shareholders.

U.S. GOVERNMENT SECURITIES


     U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Fund's shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater market risk than interest-payment securities, such as CATs and TIGRs, which are not issued by the U.S. Treasury, and therefore, are not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero coupon Treasury securities (STRIPs and CUBEs) are direct obligations of the U.S. Government.


BANK OBLIGATIONS

     Certificates of deposit are shortterm obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates.

LOANS OF PORTFOLIO SECURITIES


     The Fund may lend its investment securities to approved borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder, which currently require that: (a) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned; (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis); (c) the loan be made subject to termination by the Fund at any time; and
(d) the Fund receives reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments). All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Board of Trustees.


     At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.

REPURCHASE AGREEMENTS

     When the Fund enters into a repurchase agreement, it purchases securities from a bank or broker-dealer which simultaneously agrees to repurchase the securities at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. As a result, a repurchase agreement provides a fixed rate of return insulated from market fluctuations during the term of the agreement. The term of a repurchase agreement generally is short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. Repurchase agreements will be fully collateralized and the collateral will be marked-to-market daily. The Fund may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreement, together with any other illiquid securities held by the Fund, would exceed 15% of the value of the net assets of the Fund.

     In the event of bankruptcy or other default by the seller of the security under a repurchase agreement, the Fund may suffer time delays and incur costs or possible losses in connections with the disposition of the collateral. In such event, instead of the contractual fixed rate of return, the rate of return to the Fund would be dependent upon intervening fluctuations of the market value of the underlying security and the accrued interest on the security. Although the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform, the ability of the Fund to recover damages from a seller in bankruptcy or otherwise in default would be reduced.

REVERSE REPURCHASE AGREEMENTS


     Reverse repurchase agreements involve sales of portfolio securities of the Fund to member banks of the Federal Reserve System or securities dealers believed creditworthy, concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price which is generally equal to the original sales price plus interest. The Fund retains record ownership and the right to receive interest and principal payments on the portfolio securities involved. In connection with each reverse repurchase transaction, the Fund will segregate cash, U.S. Government securities, equity securities and/or investment and non-investment grade debt securities in an amount equal to the repurchase price. Any assets held in any segregated securities, options, futures, forward contracts or other derivative transactions shall be liquid, unencumbered and marked-to-market daily (any such assets held in a segregated account are referred to in this Statement of Additional Information as "Segregated Assets").



     A reverse repurchase agreement involves the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements are considered borrowings and as such, are subject to the same investment limitations.


BORROWING

     The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions subject to the fundamental investment restriction described below under the heading "Investment Restrictions." The Fund will not borrow money in excess of 33 1/3% of the value of its total assets. The Fund has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank with the required asset coverage of at least 300%. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including weekends or holidays), or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%.

FUTURES

     The Fund may enter into contracts for the purchase or sale for future delivery of securities. A purchase of a futures contract means the acquisition of a contractual right to obtain delivery to the Fund of the securities or foreign currency called for by the contract at a specified price and future date. When the Fund enters into a futures transaction, it must deliver to the futures commission merchant selected by the Fund an amount referred to as "initial margin." This amount is maintained by the futures commission merchant in segregated account at the custodian bank. Thereafter, a "variation margin" may be paid by the Fund to, or drawn by the Fund from, such account in accordance with controls set for such accounts, depending upon changes in the price of the underlying securities subject to the futures contract.

     The Fund may enter into futures contracts and engage in options on futures to the extent that no more than 5% of the Fund's assets are required as futures contract margin deposits and premiums on options, and may engage in such transactions to the extent that obligations relating to such futures and related options on futures transactions represent not more than 25% of the Fund's assets.


     The Fund will enter into futures transactions on domestic exchanges and, to the extent such transactions have been approved by the Commodity Futures Trading Commission for sale to customers in the United States, on foreign exchanges. In addition, the Fund may sell stock index futures in anticipation of, or during a market decline to attempt to offset the decrease in market value of common stocks that might otherwise result; and the Fund may purchase such contracts in order to offset increases in the cost of common stocks that it intends to purchase. Unlike other futures contracts, a stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract. While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into offsetting transactions.


     The Fund may enter into futures contracts to protect against the adverse effects of fluctuations in security prices, interest or foreign exchange rates without actually buying or selling the securities or foreign currency. For example, if interest rates are expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Similarly, when it is expected that interest rates will decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Fund could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market.


     To the extent that market prices move in an unexpected direction, the Fund may not achieve the anticipated benefits of futures contracts or may realize a loss. For example, if the Fund is hedged against the possibility of an increase in interest rates which would adversely affect the price of securities held in its portfolio and interest rates decrease instead, the Fund would lose part or all of the benefit of the increased value which it has because it would have offsetting losses in its futures position. In addition, in such situations, if the Fund had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices that reflect the rising market. The Fund may be required to sell securities at a time when it may be disadvantageous to do so.


OPTIONS


     The Fund may invest in options that are listed on U.S. exchanges or traded over-the-counter. Certain over-the-counter options may be illiquid. Thus, it may not be possible to close options positions and this may have an adverse impact on the Fund's ability to effectively hedge its securities. The Fund considers over-the-counter options to be illiquid. Accordingly, the Fund will only invest in such options to the extent consistent with its 15% limit on investments in illiquid securities. The Fund may purchase and write call or put options on securities but will only engage in option strategies for non-speculative purposes. In addition, the Fund will only engage in option transactions (other than index options) to the extent that no more than 25% of its total assets are subject to obligations relating to such options.


     PURCHASING CALL OPTIONS - The Fund may purchase call options on securities. When the Fund purchases a call option, in return for a premium paid by the Fund to the writer of the option, the Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that the Fund may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with transactions.


     The Fund may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The Fund will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option. The Fund will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.


     Although the Fund will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by the Fund may expire without any value to the Fund, in which event it would realize a capital loss which will be short-term unless the option was held for more than one year.


     COVERED CALL WRITING - The Fund may write covered call options from time to time on such portions of its portfolio, without limit, as the Advisor determines is appropriate in seeking to achieve the Fund's investment objective. The advantage to the Fund of writing covered calls is that it receives a premium which is additional income. However, if the security rises in value, the Fund may not fully participate in the market appreciation.



     During the option period for a covered call option, the writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option or upon entering a closing purchase transaction. A closing purchase transaction in which the Fund, as writer of an option, terminates its obligation by purchasing an option of the same security as the option previously written, cannot be effected with respect to an option once the option writer has received an exercise notice for such option.


     Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

     If a call option expires unexercised, the Fund will realize a short-term capital gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.

     The Fund will write call options only on a covered basis, which means that the Fund will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, the Fund would be required to continue to hold a security which it might otherwise wish to sell or deliver a security it would want to hold. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

     PURCHASING PUT OPTIONS - The Fund may purchase put options. The Fund will, at all times during which it holds a put option, own the security covered by such option.


     A put option purchased by the Fund gives it the right to sell one of its securities for an agreed price up to an agreed date. The Fund intends to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow the Fund to protect unrealized gains in an appreciated security in the portfolio without actually selling the security. If the security does not drop in value, the Fund will lose the value of the premium paid. The Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sale will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.



     The Fund may sell a put option purchased on individual portfolio securities. Additionally, the Fund may enter into closing sale transactions. A closing sale transaction is one in which the Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same security as the option previously purchased.



     WRITING PUT OPTIONS - The Fund may also write put options on a secured basis which means that the Fund will maintain in a segregated account with its custodian segregated assets in an amount not less than the exercise price of the option at all times during the option period. The amount of segregated assets held in the segregated account will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by the Fund. Secured put options will generally be written in circumstances where the Advisor wishes to purchase the underlying security for the Fund's portfolio at a price lower than the current market price of the security. In such event, the Fund would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay.



     Following the writing of a put option, the Fund may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same security as the option previously written. The Fund may not, however, effect such a closing transaction after it has been notified of the exercise of the option.



     STRADDLES - The Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put.


INDEX OPTIONS


     The Fund may purchase exchange-listed put and call options on stock indices and sell such options in closing sale transactions for hedging purposes. The Fund may purchase call options on broad market indices to temporarily achieve market exposure when the Fund is not fully invested. The Fund may also purchase exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific industry. The Fund may purchase put options on broad market indices in order to protect its fully invested portfolio from a general market decline. Put options on market segments may be bought to protect the Fund from a decline in value of heavily weighted industries in the Fund's portfolio. Put options on stock indices may be used to protect the Fund's investments in the case of a major redemption. While the option is open, the Fund will maintain a segregated account with its custodian in an amount equal to the market value of the option.


     Options on indices are similar to regular options except that an option on an index gives the holder the right, upon exercise, to receive an amount of cash if the closing level of the index upon which the option is based is greater than (in the case of a call) or lesser than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier").

RISKS OF OPTIONS

     The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position.


     The Fund's purchases of options on indices will subject them to the following risks described below. First, because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Fund will realize gain or loss on the purchase of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than movements in the price of a particular security. Accordingly, successful use by the Fund of options on indices is subject to the Advisors' ability to predict correctly the direction of movements in the market generally or in a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.


     Second, index prices may be distorted if trading of a substantial number of securities included in the index is interrupted causing the trading of options on that index to be halted. If a trading halt occurred, the Fund would not be able to close put options which it had purchased and the Fund may incur losses if the underlying index moved adversely before trading resumed. If a trading halt occurred and restrictions prohibiting the exercise of options were imposed through the close of trading on the last day before expiration, exercises on that day would be settled on the basis of a closing index value that may not reflect current price information for securities representing a substantial portion of the value of the index.

     Third, if the Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall "out-of-the-money," the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising the option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

OTHER INVESTMENTS


     The Board of Trustees may, in the future, authorize the Fund to invest in securities other than those listed in this SAI and in the Prospectus, provided such investments would be consistent with the Fund's investment objective and that it would not violate any fundamental investment policies or restrictions.


                            INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS:  The Fund has adopted the
------------------------------------------------
following fundamental investment restrictions which cannot be changed without the approval of a "majority of the outstanding voting securities" of the Fund. Under the 1940 Act, a "majority of the outstanding voting securities" of a fund means the vote of: (i) more than 50% of the outstanding voting securities of the fund; or (ii) 67% or more of the voting securities of the fund present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, whichever is less.


     CONCENTRATION: The Fund will not make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or U.S. Securities and Exchange Commission ("SEC") staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. Government, or its agencies or instrumentalities. The SEC staff currently takes the position that a fund concentrates its investments in a particular industry if more than 25% of its net assets is invested in issuers within the industry.


     SENIOR SECURITIES & BORROWING: The Fund may not borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

     UNDERWRITING: The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

     REAL ESTATE: The Fund may not purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

     COMMODITIES: The Fund may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

     LENDING: The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.


NON-FUNDAMENTAL POLICIES AND RESTRICTIONS:  In addition to the fundamental
-----------------------------------------
investment policies and restrictions described above, and the various general investment policies described in the Prospectus, the Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval.


     OTHER INVESTMENT COMPANIES: The Fund is permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction. However, the Fund may not operate as a "fund of funds" which invests primarily in the shares of other investment companies as permitted by
     Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such a "fund of funds."


     ILLIQUID SECURITIES: The Fund may not invest more than 15% of its net assets in securities which it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.


In applying the Fund's fundamental policy concerning concentration that is described above, it is a matter of non-fundamental policy that investments in certain categories of companies will not be considered to be investments in a particular industry. For example: (i) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (ii) technology companies will be divided according to their products and services, for example, hardware, software, information services and outsourcing, or telecommunications will each be a separate industry; (iii) asset-backed securities will be classified according to the underlying assets securing such securities; and (iv) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry.

                ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES


The Fund has made certain limited arrangements that permit third parties to accept purchases and redemption orders on the Fund's behalf. Third parties may charge transaction fees or set different minimum investment amounts. In addition, third parties are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf.


PURCHASING SHARES

     You may purchase shares of the Fund without any sales charge through an investment advisor, financial planner, broker, dealer or other investment professional or through a fund supermarket or retirement plan. Shares of the Fund are offered on a continuous basis by the distributor. Other persons may receive compensation for their marketing and shareholder servicing activities in the form of 12b-1 fees payable by the Fund under its 12b-1 Plan.


     The Fund reserves the right to reject any purchase order and to suspend the offering of shares of the Fund. The minimum initial investment is $2,500 and additional investments must total at least $1,000. The minimum initial investment for qualified retirement accounts is $1,000 ($500 for Education IRAs) and there is no minimum for subsequent investments in these accounts. The Fund may also change or waive its policies concerning minimum investment amounts at any time. The Fund's Transfer Agent maintains all shareholder transaction(s) records for the Fund.


     The Fund does not intend to issue certificates representing shares purchased. You will have the same rights of ownership with respect to such shares as if certificates had been issued.

     You may buy shares at the Fund's net asset value per share (NAV), which is calculated as of the close of the New York Stock Exchange ("NYSE") (usually 4:00 P.M. eastern time) every day the exchange is open. As of the date of this SAI, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

     The NAV is determined by dividing the value of the Fund's securities, cash and other assets, minus all expenses and liabilities, by the number of shares outstanding. The Fund's securities are valued each day at their market value, which usually means the last quoted sale price on the security's principal exchange on that day. Expenses and fees of the Fund, including management, distribution and shareholder servicing fees, are accrued daily and taken into account for the purpose of determining the net asset value.


     Cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. The current market value of any option held by the Fund is its last sale price on the relevant exchange before the time when assets are valued. Lacking any sales that day or if the last sale price is outside the bid and ask prices, options are valued within the range of the current closing bid and ask prices if the valuation is believed to reflect the contract's market value. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, if that is earlier. Generally, trading in corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the NAV of each class is determined as of such time.



     When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund, the Fund may impose a $25 charge against your account for each returned item. All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. The Fund may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.


SELLING SHARES

     Shares of the Fund may be redeemed on any business day that the Fund calculates its NAV. The sale price will be the next NAV calculated after your order is accepted by the Fund's transfer agent. No fees are imposed by the Fund when shares are sold.

     You may sell your shares by giving instructions to the Fund's transfer agent by mail or by telephone. The Fund will use reasonable procedures to confirm that instructions communicated by telephone are genuine and, if the procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions. During times of drastic economic or market changes, the telephone redemption privilege may be difficult to implement and the Fund reserves the right to suspend this privilege.

     Certain written requests to sell shares require a signature guarantee. For example, a signature guarantee may be required if you sell shares worth $10,000 or more if your address of record on the account application has been changed within the last 30 days, or if you ask that the proceeds be sent to a different person or address. A signature guarantee is used to help protect you and the Fund from fraud. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. Signature guarantees must appear together with the signature(s) of the registered owner(s), on: (1) a written request for redemption; or (2) a separate instrument of assignment, which should specify the total number of shares to be redeemed (this "stock power" may be obtained from the Fund or from most banks or stock brokers).

     If you sell shares through a securities dealer or investment professional, it is such person's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

     Delivery of the proceeds of a redemption of shares purchased and paid for by check shortly before the receipt of the request may be delayed until the Fund determines that the Custodian has completed collection of the purchase check which may take up to 10 days. Also, redemption requests for accounts for which purchases were made by wire may be delayed until the Fund receives a completed application for the account. The Board of Trustees may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays, (b) the SEC has by order permitted such suspension, or (c) an emergency, as defined by rules of the SEC, exists during which time the sale of Fund shares or valuation of securities held by the Fund are not reasonably practicable.

     Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

     If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at NAV until we receive new instructions.

     If mail is returned as undeliverable or we are unable to locate you or verify your current mailing address, we may deduct the costs of any efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

     Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks.


     The Fund also reserves the right to make a "redemption in-kind" if the amount you are redeeming is large enough to affect Fund operations or if the redemption would otherwise disrupt the Fund. For example, the Fund may redeem shares in-kind if the amount represents more than 1% of the Fund's assets. When the Fund makes a "redemption in-kind" it pays the redeeming shareholder in portfolio securities rather than cash. If shares are redeemed in kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described above. Such valuation will be made as of the same time the redemption price is determined.


     In addition, if your account balance falls below $1,000, the Fund may request that you increase your balance. If it is still below $1,000 after 60 days, the Fund may automatically close your account and send you the proceeds.


                            MANAGEMENT OF THE TRUST


TRUSTEES AND OFFICERS

     The Trust is governed by a Board of Trustees which is responsible for protecting the interests of shareholders. The Trustees are experienced business persons who meet throughout the year to oversee the Trust's activities, review contractual arrangements with companies that provide services to the Fund, and review performance. The names and business addresses of the Trustees and officers of the Trust, together with information as to their principal occupations during the past five years, are listed below. The Trustees who are considered "interested persons" of the investment advisor or of the Trust, as defined in Section 2(a)(19) of the 1940 Act, are noted with an asterisk (*).


NAME, ADDRESS        POSITION(S) HELD     PRINCIPAL OCCUPATION(S)
AND AGE              WITH REGISTRANT      DURING THE PAST 5 YEARS
-------              ---------------      -----------------------


John D. Barrett, II* Chairman of the      Chief Executive Officer of Barrett
565 Fifth Avenue     Board of Trustees    Associates, Inc.; Director of
New York, NY 10017                        various mutual funds managed by
Age 65                                    Morgan Stanley Asset Management,
                                          Inc.



Robert E. Harvey*    President and        President and Chief Operating
565 Fifth Avenue     Trustee              Officer of Barrett Associates, Inc.
New York, NY 10017                        since 1994; Director of The Ashforth
Age 46                                    Company; previously Director of U.S.
                                          Equities at Bessemer Trust from 1991
                                          until 1993 and Managing Director at
                                          Scudder, Stevens and Clark from 1976
                                          until 1991.



James R. Rutherford* Trustee              Vice Chairman of Barrett Associates,
565 Fifth Avenue                          Inc. since 1973.
New York, NY 10017
Age 67


R. Bruce Cameron     Trustee              Managing Director and Chief
535 Madison Ave.                          Financial Officer, Berkshire Capital
19th Flr.                                 Corporation (investment banking
New York, NY  10022                       company) since 1983.
Age 44

Gerard E. Jones      Trustee              Partner of the law firm of Richards
43 Arch Street                            & O'Neil, LLP since 1972; Director
Greenwich, CT  06830                      of four mutual funds managed by
Age 63                                    Morgan Stanley Asset Management,
                                          Inc.

Ronald E. Kfoury     Trustee              Managing Director, Analect, Limited
90 Park Avenue                            (management consulting) since 1992.
New York, NY  10016
Age 42


Robert J. Voccola    Vice President       Managing Director and Director of
565 Fifth Avenue                          Research of Barrett Associates, Inc.
New York, NY  10017                       since 1987.
Age 61



Larry W. Seibert     Vice President       Managing Director of Barrett
565 Fifth Avenue                          Associates, Inc. since 1998;
New York, NY 10017                        previously Technology Analyst and
Age 38                                    Portfolio Manager of Avatar
                                          Associates, Inc.



Henry A. Collins     Vice President       Managing Director of Barrett
565 Fifth Avenue                          Associates, Inc. since 1990.
New York, NY  10017
Age 59



Peter H. Shriver     Vice President &     Managing Director of Barrett
565 Fifth Avenue     Treasurer            Associates, Inc. since 1989.
New York, NY  10017
Age 48



Leslie J. Lammers    Vice President       Managing Director of Barrett
565 Fifth Avenue                          Associates, Inc. since 1997;
New York, NY  10017                       previously, Vice President and
Age 50                                    Portfolio Manager of Scudder,
                                          Stevens and Clark, Inc.



Janis M. Inscho      Vice President       Managing Director of Barrett
565 Fifth Avenue                          Associates, Inc. since June 2000;
New York, NY  10017                       previously, Director and Chief
Age 47                                    Investment Officer of the Private
                                          Client Group of Lazard Asset
                                          Management; Senior Vice President at
                                          Warburg, Pincus Counselors.



Christina A. Bater   Assistant Vice       Associate Managing Director and
565 Fifth Avenue     President            Portfolio Manager of Barrett
New York, NY  10017                       Associates, Inc. since 1995.
Age 38



Paula J. Elliott     Secretary            Vice President of Barrett
565 Fifth Avenue                          Associates, Inc.
New York, NY 10017
Age 50


COMPENSATION OF TRUSTEES


The Trust does not compensate the Trustees who are officers or employees of the Advisor or its affiliates. The independent Trustees receive a fee of $250 for each meeting of the Trustees which they attend in person or by telephone. Trustees are reimbursed for travel and other outofpocket expenses. The Board holds regular quarterly meetings each year, and the Trustees receive annual compensation from the Trust for serving on the Board and attending such meetings. The Trust does not offer any retirement benefits for Trustees. For the fiscal year ended June 30, 2000, the Trustees received the following compensation from the Trust:



                                                             AGGREGATE
                                                           COMPENSATION
     NAME OF TRUSTEE                 TITLE                  FROM TRUST
    ----------------                 -----                  ----------
John D. Barrett, II          Chairman of the Board             None
Robert E. Harvey             Trustee and President             None
James R. Rutherford                 Trustee                    None
R. Bruce Cameron                    Trustee                   $1,000
Gerard E. Jones                     Trustee                   $1,000
Ronald E. Kfoury                    Trustee                   $1,000



As of September 30, 2000, the officers and Trustees, as a group, owned beneficially 1.07% of the outstanding shares of the Barrett Growth Fund.


PRINCIPAL SHAREHOLDERS


As of September 30, 2000, the following persons owned beneficially 5% or more of the outstanding shares of the Fund:



                                                        PERCENTAGE OF
               NAME AND ADDRESS                       FUND SHARES OWNED
               ----------------                       -----------------


P.C. Potter & L.M. Potter, Tr.                               5.53%
Philip C. Potter Charitable Remainder Unitrust
44 Rockwood Lane.
Greenwich, CT 06830-3844



Braun Fund LP                                                5.17%
6 E. 45th St. Rm 1401
New York, NY 10017-2414



Charles Schwab & Co., Inc.                                  13.52%
Special Custody Account for the
  Benefit of Customers
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, CA  94104-4122


                  INVESTMENT ADVISOR AND MANAGEMENT AGREEMENT

Barrett Associates, Inc. ("Barrett Associates" or the "Advisor") having its principal offices located at 565 Fifth Avenue, New York, NY 10017, is the Fund's investment advisor. Barrett Associates is registered as an investment advisor under the Investment Advisers Act of 1940, as amended.


     Barrett Associates serves as investment advisor to the Fund pursuant to an Investment Management Agreement with the Trust dated as of November 11, 1998 (the "Management Agreement"). Under the Management Agreement, the Advisor, subject to the supervision of the Trustees, provides a continuous investment program for the Fund, including investment research and management with respect to securities, investments and cash equivalents, in accordance with the Fund's investment objective, policies and restrictions as set forth in its Prospectus, this SAI and the resolutions of the Trustees. The Advisor is responsible for effecting all security transactions on behalf of the Fund, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. The Advisor also maintains books and records with respect to the securities transactions of the Fund and furnishes to the Trustees such periodic or other reports as the Trustees may request.



     The Fund is obligated to pay the Advisor a monthly fee equal to an annual rate of 1.00% of the Fund's average daily net assets. The Advisor has contractually agreed to waive its advisory fee or assume as its own expense certain expenses otherwise payable by the Fund to the extent necessary to ensure that total operating expenses of the Fund do not exceed 1.25% of average daily net assets through October 31, 2001. To the extent that the Advisor waives fees to limit Fund expenses, it may seek to recoup such waived fees after this practice is discontinued. For the fiscal year ended June 30, 2000, the Advisor received no compensation from the Fund. Absent the waivers undertaken by the Adviser, the Adviser would have been entitled to receive an advisory fee of $132,925.



     Barrett Associates is an independent, privately-owned firm. Its stockholders consist of eleven senior officers of the firm, together with a subsidiary of a privately-held real estate firm named The Ashforth Company, located at 3003 Summer Street, Stamford, Connecticut 06905. The Fund's chairman, John D. Barrett, II owns 25% of Barrett Associates' outstanding stock and therefore is deemed to have a controlling interest in the firm under the 1940 Act. The Ashforth Company holds a 56% interest in Barrett Associates, through a wholly-owned subsidiary, and therefore is also deemed to control the firm. The remaining shares of the common stock are held by senior officers of Barrett Associates. The Ashforth Company was founded in 1896. Its principal business is real estate, with ownership of 1.3 million square feet of office property.


     During the term of the Management Agreement, the Advisor pays all expenses incurred by it in connection with its activities thereunder except the cost of securities (including brokerage commissions, if any) purchased for the Fund. The services furnished by the Advisor under the Management Agreement are not exclusive, and the Advisor is free to perform similar services for others.

     Unless sooner terminated in accordance with its terms, the Management Agreement is initially effective for a period of two years and may be continued from year to year, provided that such continuance is approved at least annually by a vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of the Fund, or by the Trustees, and in either event by vote of a majority of the Trustees of the Trust who are not parties to either Management Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval of any continuance will be effective with respect to the Fund if a majority of the outstanding voting securities of the Fund votes to approve such continuance.

     The Management Agreement will automatically terminate in the event of its "assignment" as that term is defined in the 1940 Act, and may be terminated without penalty at any time upon 60 days' written notice to the other party: (i) by the majority vote of all the Trustees or by majority vote of the outstanding voting securities of the Fund; or (ii) by the Advisor.

     The Management Agreement may be amended by the parties provided, in most cases, that such amendment is specifically approved by the vote of a majority of the outstanding voting securities of the Fund and by the vote of a majority of the Trustees who are not interested persons of the Fund or of the Advisor, cast in person at a meeting called for the purpose of voting upon such approval.

     Under the terms of the Management Agreement, the Advisor will be liable to the Fund or the Trust only for losses resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

     The Advisor and the Trust have agreed that the Trust may use the name "Barrett" only so long as Barrett Associates serves as investment advisor for the Trust or Fund, or as Barrett Associates may permit.

                                 CODE OF ETHICS

     Both the Fund and the Advisor have adopted a Code of Ethics that governs the conduct of employees of the Fund and Advisor who may have access to information about the Fund's securities transactions. The Code of Ethics recognizes that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of their own interests. Among other things, the Code of Ethics requires the preclearance of personal securities transactions; certain blackout periods for personal trading of securities which may be considered for purchase or sale by the Fund or other clients of the Advisor; and contains prohibitions against personal trading of initial public offerings. Violations of the code are subject to review by the Trustees and could result in severe penalties.

                               SERVICE AGREEMENTS


     As more fully described below, the Trust has entered into a number of agreements with Firstar Mutual Funds Services, LLC ("Firstar"), a Wisconsin limited liability company, pursuant to which managementrelated and other services are performed for the Fund. Firstar serves as the Administrator, Transfer and Dividend Disbursing Agent, and Fund Accountant. The principal offices of Firstar are located at 615 East Michigan Street, Milwaukee, Wisconsin 53202. Firstar Bank, N.A., located at 425 Walnut Street, Cincinnati, Ohio 45202, serves as the Fund's Custodian.


ADMINISTRATOR


     Pursuant to a Fund Administration Servicing Agreement with the Trust dated as of November 11, 1998 (the "Fund Administration Agreement"), Firstar serves as Administrator of the Fund and, subject to the direction and control of the Trustees, supervises all aspects of the operation of the Fund except those performed by the Fund's Advisor. As administrator, Firstar receives asset-based fees at the annual rates of 0.06% on the first $200 million of average daily net assets, 0.05% on the next $500 million of average daily net assets and 0.03% on average daily net assets above $700 million, subject to a minimum amount of $30,000 per year.



     Under the Fund Administration Agreement, Firstar provides certain administrative services and facilities for the Fund. These services include preparing and maintaining books, records, tax and financial reports, and monitoring compliance with state and federal regulatory requirements.


FUND ACCOUNTING


     Pursuant to a Fund Accounting Servicing Agreement with the Trust dated as of November 11, 1998 (the "Fund Accounting Agreement"), Firstar is responsible for accounting relating to the Fund and its investment transactions; maintaining certain books and records of the Fund; determining daily the net asset values per share of the Fund and calculating yield, dividends and capital gain distributions; and preparing security position, transaction and cash position reports.



     Under the Fund Accounting Agreement, Firstar maintains portfolio trading records and records of brokerage activity in order to provide monthly brokerage reports that identify brokers and set forth commission amounts. Firstar also monitors periodic distributions of gains or losses on portfolio sales and maintains a daily listing of portfolio holdings. Firstar is responsible for expenses accrued and payment reporting services. Firstar provides tax accounting services and tax-related financial information to the Trust. Firstar also monitors compliance with the regulatory requirements relating to maintaining accounting records.


TRANSFER AGENT


     Pursuant to a Transfer Agency Servicing Agreement with the Trust dated as of November 11, 1998 (the "Transfer Agency Agreement"), Firstar also acts as the Trust's transfer, dividend disbursing and redemption agent. Firstar provides certain shareholder and other services to the Trust, including: furnishing account and transaction information; providing mailing labels for the distribution to the Fund's shareholders of financial reports, prospectuses, proxy statements and other such materials; providing compliance reporting; calculating distribution plan and marketing expenses; and maintaining shareholder account records.


     Firstar is responsible for processing orders for Fund shares and ensuring appropriate participation with the National Securities Clearing Corporation for transactions with Fund shares. If so requested by the Trust, Firstar will produce shareholder lists and reports for proxy solicitations. Firstar receives and processes redemption requests and administers distribution of redemption proceeds. Firstar also handles shareholder inquiries and provides routine account information. In addition, Firstar prepares and files appropriate tax related information concerning dividends and distributions to shareholders.

CUSTODIAN


     Pursuant to a Custodian Servicing Agreement with the Trust dated as of November 11, 1998 (the "Custodian Agreement"), Firstar Bank, N.A. (the "Custodian") acts as the custodian of the Trust's securities and cash. The Custodian is located at 425 Walnut Street, Cincinnati, OH 45202. Portfolio securities purchased in the U.S. are maintained in the custody of the Custodian and may be entered into the Federal Reserve Book Entry System of the security depository system of the Depository Trust Corporation. The Custodian maintains separate accounts in the name of each Fund of the Trust. The Custodian is responsible for holding and making payments of all cash received for the account of the relevant Fund.


     From each account the Custodian may make payments for the purchase of securities, payment of interest, taxes, fees and other operating expenses. The Custodian is authorized to endorse and collect checks, drafts or other orders for payment. The Custodian is also responsible for the release or delivery of portfolio securities. Additionally, the Custodian monitors compliance with the regulatory requirements of the Treasury Department, Internal Revenue Service and the laws of the states. The Custodian is compensated on the basis of an annual fee based on market value of assets of each Fund and on fees for certain transactions.

DISTRIBUTOR

     T.O. Richardson Securities, Inc. (the "Distributor"), located at 2 Bridgewater Road, Farmington, Connecticut, 06032 serves as the principal underwriter and national distributor for the shares of the Fund pursuant to a Distribution Agreement with the Trust dated as of November 11, 1998 (the "Distribution Agreement"). T.O. Richardson Securities, Inc. is registered as a brokerdealer under the Securities Exchange Act of 1934 and each state's securities laws and is a member of the NASD. The offering of the Fund's shares is continuous. The Distribution Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use appropriate efforts to solicit orders for the sale of Fund shares and undertake such advertising and promotion as it deems reasonable, including, but not limited to, advertising, compensation to underwriters, dealers and sales personnel, printing and mailing prospectuses to persons other than current Fund shareholders, and printing and mailing sales literature.

DISTRIBUTION PLAN


     The Board of Trustees adopted a Distribution Plan on behalf of the Fund, in accordance with Rule 12b1 under the 1940 Act. The Fund is authorized under the Plan to use the assets of the Fund to reimburse the Advisor, the Distributor or others for expenses incurred by such parties in the promotion and distribution of the shares of the Fund. The Plan authorizes the use of distribution fees to pay expenses including, but not limited to, printing prospectuses and reports used for sales purposes, preparing advertising and sales literature, and other distribution-related expenses. The maximum amount payable under the Plan is 0.25% of the Fund's average net assets on an annual basis. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment.


     The NASD's maximum sales charge rule relating to mutual fund shares establishes limits on all types of sales charges, whether frontend, deferred or assetbased. This rule may operate to limit the aggregate distribution fees to which shareholders may be subject under the terms of the Plan.

     The Plan requires that any person authorized to direct the disposition of monies paid or payable by the Fund pursuant to the Plan or any related agreement prepare and furnish to the Trustees for their review, at least quarterly, written reports complying with the requirements of the Rule and setting out the amounts expended under the Plan and the purposes for which those expenditures were made. The Plan provides that so long as it is in effect the selection and nomination of Trustees who are not interested persons of the Trust will be committed to the discretion of the Trustees then in office who are not interested persons of the Trust.


     Neither the Plan nor any related agreements can take effect until approved by a majority vote of both all the Trustees and those Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan, cast in person at a meeting called for the purpose of voting on the Plan and the related agreements. The Trustees approved the Plan on November 11, 1998 and it became effective on December 18, 1998.


     The Plan will continue in effect only so long as its continuance is specifically approved at least annually by the Trustees in the manner described above for Trustee approval of the Plan. The Plan for the Fund may be terminated at any time by a majority vote of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operations of the Plan or in any agreement related to the Plan or by vote of a majority of the outstanding voting securities of the Fund.

     The Plan may not be amended so as to materially increase the amount of the distribution fees for the Fund unless the amendment is approved by a vote of at least a majority of the outstanding voting securities of the Fund. In addition, no material amendment may be made unless approved by the Trustees in the manner described above for Trustee approval of the Plan.


     The following is a breakdown of the expenses paid by the Fund pursuant to the Plan for the fiscal year ended June 30, 2000:



Printing and Mailing of Prospectuses to Other than Current Shareholders   $4,735
Compensation to Underwriter                                              $23,463
Compensation to Broker/Dealers                                           $12,658



* During the fiscal year, the Adviser (rather then the Fund) separately paid $91,521 for distribution related expenses. Such expenses are the type that could be paid for by the Fund under its Plan if there were sufficient funds available.


INDEPENDENT ACCOUNTANTS


     The Trust's independent accountants, KPMG LLP, audit the Trust's annual financial statements and review the Trust's tax returns. KPMG LLP is located at 303 East Wacker Drive, Chicago, IL 60601.


                      PORTFOLIO TRANSACTIONS AND TURNOVER

     The Fund's portfolio securities transactions are placed by the Advisor.
The objective of the Fund is to obtain the best available prices in its portfolio transactions, taking into account the costs, promptness of executions and other qualitative considerations. There is no pre-existing commitment to place orders with any broker, dealer or member of an exchange. The Advisor evaluates a wide range of criteria in seeking the most favorable price and market for the execution of transactions, including the broker's commission rate, execution capability, positioning and distribution capabilities, information in regard to the availability of securities, trading patterns, statistical or factual information, opinions pertaining to trading strategy, back office efficiency, ability to handle difficult trades, financial stability, and prior performance in servicing the Advisor and its clients. In transactions on equity securities and U.S. Government securities executed in the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those circumstances where, in the opinion of the Advisor, better prices and executions are available elsewhere.


     The Advisor, when effecting purchases and sales of portfolio securities for the account of the Fund, will seek execution of trades either (i) at the most favorable and competitive rate of commission charged by any broker, dealer or member of an exchange, or (ii) at a higher rate of commission charges, if reasonable, in relation to brokerage and research services provided to the Fund or the Advisor by such member, broker, or dealer. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale, statistical or factual information, or opinions pertaining to investments. The Advisor may use research and services provided by brokers and dealers in servicing all its clients, including the Fund, and not all such services will be used by the Advisor in connection with the Fund. In accordance with the provisions of
Section 28(e) of the 1934 Act, the Advisor may from timetotime receive services and products which serve both research and nonresearch functions. In such event, the Advisor makes a good faith determination of the anticipated research and nonresearch use of the product or service and allocates brokerage only with respect to the research component. Brokerage may also be allocated to dealers in consideration of the Fund's share distribution but only when execution and price are comparable to that offered by other brokers.



For the fiscal year ended June 30, 2000, the Fund paid $30,077 in brokerage commissions on transactions totaling $13,893,234, and for the period from commencement of operations on December 29, 1998 through the first fiscal year ended June 30, 1999, the Fund paid $20,013 in brokerage commissions on transactions totaling $7,411,347. All brokerage commissions were paid to broker-dealers who provided research or brokerage services to the Advisor.



     The Advisor provides investment advisory services to individuals and other institutional clients, including corporate pension plans, profit-sharing and other employee benefit trusts, and other investment pools. There may be occasions on which other investment advisory clients advised by the Advisor may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Advisor may average the transactions as to price and allocate the amount of available investments in a manner that it believes to be equitable to each client, including the Fund. On the other hand, to the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain lower brokerage commissions, if any.



     The Fund does not engage in frequent trading and turnover tactics for short-term gains, however, the Advisor will effect portfolio transactions without regard to holding period if, in its judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions. While the Fund anticipates that its annual portfolio turnover rate should not exceed 50% under normal conditions, it is impossible to predict portfolio turnover rates. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. For the period from December 18, 1998 through June 30, 1999, the Fund's portfolio turnover rate was 30%. For the fiscal year ended June 30, 2000, the Fund's portfolio turnover rate was 35%.


                         SHARES OF BENEFICIAL INTEREST

     The Trust is a series business trust that currently offers one series of shares. The beneficial interest of the Trust is divided into an unlimited number of shares, with a par value of $0.001 each. Each share has equal dividend, voting, liquidation and redemption rights. There are no conversion or preemptive rights. Shares, when issued, will be fully paid and nonassessable. Fractional shares have proportional voting rights. Shares of the Fund do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of trustees can elect all of the trustees if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any person to the Board of Trustees. Shares will be maintained in open accounts on the books of the Transfer Agent, and certificates for shares will generally not be issued.

     If they deem it advisable and in the best interests of shareholders, the Trustees may create additional series of shares, each of which represents interests in a separate portfolio of investments and is subject to separate liabilities, and may create multiple classes of shares of such series, which may differ from each other as to expenses and dividends. If additional series or classes of shares are created, shares of each series or class are entitled to vote as a series or class only to the extent required by the 1940 Act or as permitted by the Trustees. Upon the Trust's liquidation, all shareholders of a series would share prorata in the net assets of such series available for distribution to shareholders of the series, but, as shareholders of such series, would not be entitled to share in the distribution of assets belonging to any other series.

                                   DIVIDENDS


     A shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional shares of the Fund at their net asset value as of the date of payment unless the shareholder elects to receive such dividends or distributions in cash. Shareholders will receive a confirmation of each new transaction in their account. The Trust will confirm all account activity, including the payment of dividend and capital gain distributions and transactions made as a result of an Systematic Withdrawal Plan or an Automatic Investment Plan. Shareholders may rely on these statements in lieu of stock certificates. Stock certificates representing shares of the Fund will not be issued.


               ADDITIONAL INFORMATION ON DISTRIBUTIONS AND TAXES

DISTRIBUTIONS


     Distributions of Net Investment Income. The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes its net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.



     Distributions of Capital Gains. The Fund may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from net long-term capital gains realized by the Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net short-term or long-term capital gains realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate federal excise or income taxes on the Fund.



     Beginning in the year 2001 for shareholders in the 15% federal income tax bracket (or in the year 2006 for shareholders in the 28% or higher bracket), capital gain dividends from the Fund's sale of securities held for more than five years may be subject to a reduced rate of tax.



     Effect of Foreign Investments on Distributions. Most foreign exchange gain realized on the sale of debt securities is treated as ordinary income by the Fund. Similarly, foreign exchange loss realized on the sale of debt securities generally is treated as ordinary loss. This gain when distributed will be taxable to you as ordinary income, and any loss will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.



     The Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce ordinary income distributions to you.


     Information on the Tax Character of Distributions. The Fund will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status for federal income tax purposes of such distributions shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you as ordinary income or capital gain a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

TAXES


     Election to be Taxed as a Regulated Investment Company. The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). The Fund has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal, and possibly state and corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the Fund's earnings and profits.



     Excise Tax Distribution Requirements. To avoid federal excise taxes, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.



     Redemption of Fund Shares. Redemptions (including redemptions in kind) and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares or exchange your Fund shares for shares of either the Firstar Money Market Fund or the Firstar Tax-Exempt Money Market Fund, the IRS will require that you report any gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss.



     Beginning in the year 2001 for shareholders in the 15% federal income tax bracket (or in the year 2006 for shareholders in the 28% or higher bracket), gain from the sale of Fund shares held for more than five years may be subject to a reduced rate of tax.


     Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares. All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you purchase other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.


     U.S. Government Obligations. States grant tax-free status to dividends paid to you from interest earned on certain U.S. Government securities, subject in some states to minimum investment or reporting requirements that must be met by the fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.



     Dividends-Received Deduction for Corporations. Dividends paid by the Fund generally will qualify for the 70% dividends-received deduction for corporations, but the portion of the dividends that so qualifies depends on the aggregate taxable qualifying dividend income received by such Fund from domestic (U.S.) sources. The dividends received deduction will be available only with respect to dividends designated by the Fund as eligible for such treatment. Additionally, if requested, the Fund will send to any such corporate shareholders a statement each year advising the amount designated by the Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.



     Investment in Complex Securities. The Fund may invest in complex securities that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by the Fund is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to the Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions) and/or defer the Fund's ability to recognize a loss, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain foreign securities. These rules could, therefore, affect the amount, timing or character of the income distributed to you by the Fund.


                             INVESTMENT PERFORMANCE

     For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to relevant indices in advertisements or in reports to shareholders, performance will be stated in terms of total return or yield.
Both "total return" and "yield" figures are based on the historical performance of a fund, show the performance of a hypothetical investment and are not intended to indicate future performance.

YIELD INFORMATION

     From time to time, the Fund may advertise a yield figure. A portfolio's yield is a way of showing the rate of income the portfolio earns on its investments as a percentage of the portfolio's share price. Under the rules of the SEC, yield must be calculated according to the following formula:



YIELD  =  2 [ (     a-b  + 1 )6 - 1 ]
                    ---
                    cd

     Where:
     a =  dividends and interest earned during the period.
     b =  expenses accrued for the period (net of reimbursements).
     c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
     d =  the maximum offering price per share on the last day of the period.

     Yields for the Fund used in advertising are computed by dividing the Fund's interest and dividend income for a given 30day period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by a Fund's offering price at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation. Income calculated for the purpose of calculating a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distributions the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

TOTAL RETURN PERFORMANCE

     Under the rules of the Commission, funds advertising performance must include total return quotes, "T" below, calculated according to the following formula:


          P(1 + T)n = ERV


     Where:  P =    a hypothetical initial payment of $1,000
             T =    average annual total return
             n =    number of years (1, 5 or 10)
             ERV =  ending redeemable  value of  a hypothetical  $1,000  payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).


     The average annual total return will be calculated under the foregoing formula and the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover prescribed periods. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. In calculating the ending redeemable value, the maximum sales load is deducted from the initial $1,000 payment and all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the prescribed periods (or fractional portions thereof) that would equate the initial amount invested to the ending redeemable value. Any sales loads that might in the future be made applicable at the time of reinvestments would be included as would any recurring account charges that might be imposed by the Fund.


     The Fund may also from time to time include in such advertising an aggregate total return figure or an average annual total return figure that is not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. The Fund may quote an aggregate total return figure in comparing the Fund's total return with data published by Lipper Analytical Services, Inc. or with the performance of various indices including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, Russell Indices, and the Value Line Composite Index. For such purposes, each Fund calculates its aggregate total return for the specified periods of time by assuming the investment of $1,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. To calculate its average annual total return, the aggregate return is then annualized according to the Commission's formula for total return quotes, outlined above. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period.

     The Fund may also advertise the performance rankings assigned by various publications and statistical services, including but not limited to SEI, Lipper Mutual Performance Analysis, Intersec Research Survey of NonU.S. Equity Fund Returns, Frank Russell International Universe, and any other data which may be presented from time to time by such analyses as Dow Jones, Morningstar, Inc., Chase Investment Performance, Wilson Associates, Stanger, CDA Investment Technologies, Inc., the Consumer Price Index ("CPI"), The Bank Rate Monitor National Index, IBC/Donaghue's Average/U.S. Government and Agency, or as they appear in various publications including but not limited to The Wall Street Journal, Forbes, Barron's, Fortune, Money Magazine, The New York Times, Financial World, Financial Services Week, USA Today and other regional publications.

                              FINANCIAL STATEMENTS


     The Fund's Financial Statements for the fiscal year ended June 30, 2000, including the Report of Independent Accountants, are included in the Fund's most recent Annual Report to Shareholders and are incorporated into this SAI by reference. The Annual Report may be obtained free of charge by calling the Fund at 1-877-363-6333, or by writing to the Fund at its address listed on the cover of this SAI.


                                     PART C

                               OTHER INFORMATION

ITEM 23.  EXHIBITS.

     (a) (1) Agreement and Declaration of Trust of Registrant dated September 29, 1998 is incorporated herein by reference to Exhibit No. 23(a)(1) to the Initial Registration Statement filed via EDGAR on October 1, 1998.

          (2) Certificate of Trust of Registrant as filed in Delaware on September 29, 1998 is incorporated herein by reference to Exhibit No. 23(a)(2) to the Initial Registration Statement on October 1, 1998.

     (b) By-laws of Registrant are incorporated herein by reference to Exhibit No. 23(b) to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A filed via EDGAR on December 18, 1998.

     (c)  Not Applicable.

     (d) Investment Management Agreement between Barrett Associates, Inc. and The Barrett Funds on behalf of the Barrett Growth Fund is filed herewith as Exhibit No. 23(d).

     (e) Distribution Agreement between The Barrett Funds and T.O. Richardson Securities, Inc. is filed herewith as Exhibit No. 23(e).

     (f)  Not Applicable.

     (g) Custodian Servicing Agreement between The Barrett Funds and Firstar Bank, N.A. is filed herewith as Exhibit No. 23(g).

     (h) (1) Fund Administration Servicing Agreement between The Barrett Funds and Firstar Mutual Fund Services, LLC is filed herewith as Exhibit No. 23(h)(1).

          (2) Transfer Agent Servicing Agreement between The Barrett Funds and Firstar Mutual Fund Services, LLC is filed herewith as Exhibit No. 23(h)(2).

          (3) Fund Accounting Servicing Agreement between The Barrett Funds and Firstar Mutual Fund Services, LLC is filed herewith as Exhibit No. 23(h)(3).

     (i) Opinion and consent of Stradley, Ronon, Stevens & Young, LLP is incorporated herein by reference to Exhibit No. 23(i) to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A filed via EDGAR on December 18, 1998.

     (j)  Consent of auditors is filed herewith as Exhibit No. 23 (j).

     (k)  Omitted Financial Statements
          Not Applicable.

     (l)  Initial Capital Agreements
          Not Applicable.

     (m) Rule 12b-1 Distribution Plan is incorporated herein by reference to Exhibit No. 23(m) to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A filed via EDGAR on December 18, 1998.

     (n) Rule 18f-3 Plan
         Not Applicable.

     (o) Registrant's Joint Code of Ethics is filed herewith as Exhibit No.
         23(o)

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

          None.

ITEM 25.  INDEMNIFICATION.

          Reference is made to Article VII, Section 7.02 of the Registrant's Agreement and Declaration of Trust.

          Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking: "Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue."

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR.

          Barrett Associates, Inc, the investment advisor to the Barrett Growth Fund series, provides investment advisory services consisting of portfolio management for a variety of individuals and institutions and as of September 30, 2000 had approximately $2 billion in assets under management.

                        POSITION WITH        PRINCIPAL OCCUPATIONS DURING
NAME AND ADDRESS        THE TRUST            THE PAST TWO YEARS
----------------        ---------            ------------------
John D. Barrett, II     Trustee              Chief Executive Officer of
565 Fifth Avenue                             Barrett Associates, Inc.
New York, New York
10017

Robert E. Harvey        Trustee              President of Barrett Associates,
565 Fifth Avenue                             Inc.
New York, New York
10017

James R. Rutherford     Trustee              Managing Director of Barrett
565 Fifth Avenue                             Associates, Inc.
New York, New York
10017

ITEM 27.  PRINCIPAL UNDERWRITER.

     (a) T.O. Richardson Securities, underwriter for The Barrett Funds, also serves as distributor for the following entities:

               The Grand Prix Fund
               T.O. Richardson Trust
               The Simms Funds
               The IGAM Group Funds


     (b) The following tables sets forth information as to the Distributor's Directors, Officers, Partners and Control Persons:

    NAME AND PRINCIPAL       POSITIONS AND OFFICES     POSITIONS AND OFFICES
     BUSINESS ADDRESS          WITH UNDERWRITER              WITH FUND
    -----------------          ----------------              ---------

Sam Bailey, Jr.                  President and                 None
2 Bridgewater Road                 Director
Farmington, CT  06032

L. Austine Crowe              Vice President and               None
2 Bridgewater Road                 Director
Farmington, CT  06032

Kathleen M. Russo                  Secretary                   None
2 Bridgewater Road
Farmington, CT  06032


ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.

          The accounts, books or other documents of the Registrant required to be maintained by Section31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be located at the offices of the Registrant and at additional locations as follows:

          Name                                    Address
          ----                                    -------
          Barrett Associates, Inc.                565 Fifth Avenue
                                                  New York, NY  10017

          Firstar Mutual Fund Services, LLC       615 East Michigan Street
                                                  Milwaukee, WI  53202

          Firstar Bank, N.A.                      425 Walnut Street
                                                  Cincinnati, OH  45202

ITEM 29.  MANAGEMENT SERVICES.

          All management-related service contracts are discussed in Parts A or B of this Registration Statement.

ITEM 30.  UNDERTAKINGS.

          The Registrant hereby undertakes to furnish each person to whom a Prospectus for one or more of the series of the Registrant is delivered with a copy of the relevant latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in New York, New York on the 23rd day of October, 2000.

                              THE BARRETT FUNDS
                              (Registrant)
                              By:  /s/ Robert E. Harvey
                                 --------------------------
                                 Robert E. Harvey

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated below.

/s/John D. Barrett, II   Chairman, Trustee        October 23, 2000
-----------------------
John D. Barrett, II

/s/Robert E. Harvey      President, Trustee       October 23, 2000
-----------------------
Robert E. Harvey

/s/James R. Rutherford   Trustee                  October 23, 2000
-----------------------
James R. Rutherford

/s/R. Bruce Cameron      Trustee                  October 23, 2000
-----------------------
R. Bruce Cameron

/s/Gerard E. Jones       Trustee                  October 23, 2000
-----------------------
Gerard E. Jones

*/s/Ronald E. Kfoury     Trustee                  October 23, 2000
-----------------------
Ronald E. Kfoury

/s/Peter H. Shriver      Treasurer           October 23, 2000
-----------------------
Peter H. Shriver

* By /s/ Robert E. Harvey
     -----------------------------
     Robert E. Harvey
     Pursuant to Power-of-Attorney

                                 EXHIBIT INDEX
                                 -------------

FORM N-1A                                                   EDGAR
EXHIBIT NO.                                                 EXHIBIT NO.

23(d)         Investment Management Agreement               Ex-99.23(d)

23(e)         Distribution Agreement                        Ex-99.23(e)

23(g)         Custodian Servicing Agreement                 Ex-99.23(g)

23(h)(1)      Fund Administration Servicing Agreement       Ex-99.23(h)(1)

23(h)(2)      Transfer Agent Servicing Agreement            Ex-99.23(h)(2)

23(h)(3)      Fund Accounting Servicing Agreement           Ex-99.23(h)(3)

23(j)         Consent of Auditors                           Ex-23.23(j)

23(o)         Joint Code of Ethics                          Ex-99.23(o)